UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07527

                                  TURNER FUNDS
               (Exact name of registrant as specified in charter)
                                    --------

                         1205 Westlakes Drive, Suite 100
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                                  Turner Funds
                                 P.O. Box 219805
                           Kansas City, MO 64121-9805
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-224-6312

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2007

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2007

ITEM 1.   REPORTS TO STOCKHOLDERS.
--------------------------------------------------------------------------------
[TURNER FUNDS LOGO]                                           ANNUAL REPORT
--------------------------------------------------------------------------------
                                                         September 30, 2007

                      Turner Concentrated Growth Fund

                      Turner Core Growth Fund

                      Turner Emerging Growth Fund

                      Turner International Core Growth Fund

                      Turner Large Cap Growth Fund

                      Turner Large Cap Value Fund

                      Turner Midcap Equity Fund

                      Turner Midcap Growth Fund

                      Turner New Enterprise Fund

                      Turner Small Cap Equity Fund

                      Turner Small Cap Growth Fund

--------------------------------------------------------------------------------

            CONTENTS

       2    Letter to shareholders

       6    Total returns of Turner Funds

       8    Investment review:
            Turner Concentrated Growth Fund

       9    Investment review:
            Turner Core Growth Fund

      10    Investment review:
            Turner Emerging Growth Fund

      11    Investment review:
            Turner International Core Growth Fund

      12    Investment review:
            Turner Large Cap Growth Fund

      13    Investment review:
            Turner Large Cap Value Fund

      14    Investment review:
            Turner Midcap Equity Fund

      15    Investment review:
            Turner Midcap Growth Fund

      16    Investment review:
            Turner New Enterprise Fund

      17    Investment review:
            Turner Small Cap Equity Fund

      18    Investment review:
            Turner Small Cap Growth Fund

      19    Financial statements

      54    Notes to financial statements

      61    Report of independent registered public
            accounting firm

      62    Notice to shareholders

      63    Trustees and officers of the Trust

      64    Disclosure of fund expenses

TURNER FUNDS

As of September 30, 2007, the Turner Funds offered a series of 11 mutual funds to individual and institutional investors. The minimum initial investment for Institutional Class Shares in a Turner Fund is $250,000 ($25,000 for Turner Large Cap Value Fund) for regular accounts and $100,000 ($10,000 for Turner Large Cap Value Fund) for individual retirement accounts. The minimum initial investment for Investor Class Shares and Retirement Class Shares is $2,500 for regular accounts and $2,000 for individual retirement accounts.

Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser for the Funds (other than the Turner Small Cap Equity Fund and Turner Midcap Equity Fund). Turner Investment Partners, Inc., founded in 1990, manages about $27 billion in stock investments. Turner Investment Management LLC, a subsidiary of Turner Investment Partners, Inc., serves as the investment adviser for the Turner Small Cap Equity Fund and Turner Midcap Equity Fund.

SHAREHOLDER SERVICES

Turner Funds shareholders receive annual and semiannual reports, quarterly account statements, and a quarterly newsletter. Shareholders who have questions about their accounts may call a toll-free telephone number, 1.800.224.6312, may visit our website, www.turnerinvestments.com, or may write to Turner Funds, P.O. Box 219805, Kansas City, Missouri 64121-9805.

                                             TURNER FUNDS 2007 ANNUAL REPORT | 1

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS

The 12 months ended September 30, 2007 were very good months indeed for the Turner Funds: 10 of our 11 funds outperformed their benchmarks.

It might be tempting to gloat a bit about such a broad-based record of outperformance, but less brash and more experienced investment managers know it's a temptation that best remains unconsummated.

For one thing, in money management, hubris inevitably is succeeded by humility. Investment performance can take on certain dismaying vestiges of the Old Testament pattern of years of great plenty followed by years of famine. That is, no investment manager, no matter how good he or she may be, outperforms all the time. So we think it's prudent to not blow our own horn too loudly over our results of the last 12 months.

RESULTS WERE AS EXPECTED

For another thing, our funds, most of them growth funds, delivered the kind of performance that we -- and perhaps you -- expected. Our eight growth funds tend to do best when growth investing is in favor. And growth investing was definitely in favor over the past 12 months: the broad-based Russell 3000 Growth Index soared 19.31% -- a performance premium of 5.58 percentage points over the Russell 3000 Value Index.

It's often joked that economists have predicted five of the last three recessions. Like economists, we had been steadfast in maintaining that growth stocks were due for a run of outperformance -- even as value continued to widen its performance lead over growth in year after year of this decade.

For almost seven long years, growth was the bridesmaid to value's bride. Even when the bear market ended in late 2002 and the bull market picked up force in 2003, value somewhat atypically continued to beat growth. Value benefited from a streak of exceptional earnings: the companies in the S&P 500 Index reported double-digit earnings increases for a record 19 straight quarters, a streak that didn't end until the first quarter of 2007. With earnings so robust, investors saw little point in paying up for growth companies, which had richer share valuations than their value counterparts did.

VALUE'S RUN COULDN'T LAST

But as the late economist Herbert Stein once observed, in a principle he called Stein's Rule: "If something can't go on forever, it won't last." The persistent, chronic magnitude of underperformance of growth stocks couldn't go on forever. For instance, the Russell growth indexes lagged the Russell value indexes by 12 percentage points or more annualized over the five-year period ended in 2005 -- the biggest performance gap in modern times. And that DIDN'T last.

So finally we got it right about growth in the past 12 months. As we see it, growth returned to favor in no small part because of the deceleration in earnings growth: as corporate earnings growth dipped below 10% in 2007 and as companies with above-average growth rates became more scarce, investors gravitated to bona fide growth stocks. We believe this shift to growth investing is only in its early stages. Cycles of outperformance for both growth and value tend to keep going for a while: the past four cycles of outperformance for large-cap growth stocks since 1969, for example, have lasted an average of 37 months. (Of course, past performance is no guarantee of future results.)

Against an improved backdrop for growth investing, our eight growth funds flourished: they outperformed their indexes by margins ranging from 2.51 to
18.78 percentage points. Also, one of our two core funds, the Turner Midcap Equity Fund, which invests in mid-sized growth AND value stocks, and our value fund, the Turner Large Cap Value Fund, which employs a proprietary quantitative model to pick stocks, beat their benchmarks as well. So, mindful of the principle that an investment manager should cultivate a discreet sense of humility when performance is good because there will almost certainly be times when performance isn't as good, we will say no more and simply let the results speak for themselves.

Here are the specific returns for each of our funds and their benchmarks during the past 12 months. (Please call 1.800.224.6312 or visit our Web site at WWW.TURNERINVESTMENTS.COM for the most recent month-end performance information.)

2 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------
                                                              September 30, 2007

--------------------------------------------------------------------------------
TOTAL RETURNS
12-month period ended September 30, 2007
TURNER CONCENTRATED GROWTH FUND (TTOPX)                                   33.16%
S&P 500 Index                                                             16.44
NASDAQ 100 Index**                                                        27.02
Russell 1000 Growth Index                                                 19.35
TURNER CORE GROWTH FUND,
INSTITUTIONAL CLASS (TTMEX)                                               24.00
S&P 500 Index**                                                           16.44
Russell 1000 Growth Index                                                 19.35
TURNER EMERGING GROWTH FUND (TMCGX)                                       25.08
Russell 2000 Growth Index                                                 18.94
TURNER INTERNATIONAL CORE GROWTH FUND
(TICGX)                                                                   22.10*
MSCI World Growth ex-U.S. Index                                           17.05*
TURNER LARGE CAP GROWTH FUND,
INSTITUTIONAL CLASS (TSGEX)                                               21.86
Russell Top 200 Growth Index                                              18.68
Russell 1000 Growth Index                                                 19.35
TURNER LARGE CAP VALUE FUND (TLVFX)                                       15.91
Russell 1000 Value Index                                                  14.44
TURNER MIDCAP EQUITY FUND,
INVESTOR CLASS (TMCFX)                                                     6.10*
Russell Midcap Index                                                       5.90*
TURNER MIDCAP GROWTH FUND,
INVESTOR CLASS (TMGFX)                                                    29.24
Russell Midcap Growth Index                                               21.22
TURNER NEW ENTERPRISE FUND (TBTBX)                                        39.30
NASDAQ Composite Index                                                    20.52
TURNER SMALL CAP EQUITY FUND (TSEIX)                                      10.14
Russell 2000 Index                                                        12.34
TURNER SMALL CAP GROWTH FUND (TSCEX)                                      26.02
Russell 2000 Growth Index                                                 18.94
--------------------------------------------------------------------------------

* The return is for the period from the fund's inception, on January 31, 2007, to September 30, 2007.

** In one year effective September 30, 2008, we intend to remove this benchmark based on our view that the remaining benchmarks are more appropriate.

For more details on the performance of all 11 of our funds, please see the INVESTMENT REVIEW beginning on page 8.

STOCKS CLIMB A WALL OF WORRY

To those with a bearish mindset, the market environment in which our funds earned those returns wasn't exactly spilling over with promise.

If, as an old Wall Street cliche has it, bull markets climb a wall of worry, there were plenty of big, formidable stones in the wall for this market to scramble over during the 12-month period. Stones like the housing slump in which the inventory of unsold homes reached a record 4.6 million, a 10-month supply at the current sales rate. Continued subprime-mortgage problems that rattled financial-services companies in the U.S. and abroad and in a few prominent cases wiped out their profits entirely. Oil prices that hit an all-time high of $83.90, which helped to depress consumer spending. A dollar that was at its lowest point in a decade in relation to a broad range of currencies. And last but not least, an economy whose growth rate was markedly slowing and in danger of slipping below 2% annually by the end of the period.

But in spite of all that, the stock market, as represented by the S&P 500 Index, generated a 16.44% gain during the period -- performance six percentage points above the long-term average.

Among the reasons why the market rose: the Federal Reserve in September cut its short-term interest rate aggressively, by one-half percentage point, to 4.75%. In previous months, market pundits were divided over whether the Fed believed all the credit-related problems from the housing and subprime-mortgage markets were serious enough to justify a rate cut. But as it became clearer that the credit problems WERE having wide-ranging economic repercussions, the Fed responded with its first rate reduction in four years, which helped to bolster investor psychology and helped the stock market to end the period with a strong finishing kick.

PROFITS EXCEED EXPECTATIONS

In our view, there were other reasons for the market's good results: the global money supply increased by about 10% annually, providing the means (or "liquidity," to use a now-fashionable financial buzzword) for gains in stocks; inflation eased to below 2% annually; corporate profits continue to beat Wall Street expectations and as of the second quarter were still above the long-term average of 7.6%; and investors perceived that the current economic expansion could have a ways to go, by historical standards (expansions typically last about 10 years, and this one began in 2002).

As for the near-term outlook, we think the stock market can draw strength from the sustained growth of the global economy (4.9% growth is forecast in 2008 by the International Monetary Fund), which should help to fortify corporate earnings in the U.S. and abroad. We think profit growth may again hit the low double digits in early 2008. As long as earnings stay reasonably healthy, we think the stock market is in little danger of morphing from a bull to a bear over the next six months at least. In our analysis, the housing slump and subprime-loan malaise won't likely be severe enough to tip the economy into a recession and the stock market into bearish territory.

                                             TURNER FUNDS 2007 ANNUAL REPORT | 3

--------------------------------------------------------------------------------

In this decade, the financial press has lavishly chronicled how small-cap stocks have been the market's superstars. Actually, the small-cap hoopla has been somewhat misdirected: it's MID-CAP stocks that have performed best: for the eight-year period ended September 30, 2007, the Russell Midcap Index has returned an annualized 11.58%, compared with the small-cap Russell 2000 Index's 9.60% annualized gain. In any case, we think the mid-cap and large-cap segments appear likely to produce the best relative performance going forward. We believe the mid-cap segment in particular remains a sweet spot. In general, mid-cap companies are still small enough to grow at superior rates, but they're not so small that they're dependent on just one or two products or major customers.

HOW OUR FUNDS ARE POSITIONED

In anticipation of a generally positive outlook for the stock market, we have positioned our funds in this manner:

Our growth funds, as always, hold stocks that we think have superior earnings power. All of our growth funds own stocks of companies whose earnings prospects over the next 12 months in aggregate exceed those of their indexes by 20% or more, based on Wall Street analysts' consensus forecasts compiled by I/B/E/S. Our growth funds currently favor shares of companies in the Internet, gaming, consulting, transaction-processing, investment-exchange, energy-services, specialty-pharmaceutical, biotechnology, semiconductor, data-networking, and wireless industries.

Our core and value funds, as always, own stocks that we think have either undervalued assets or strong prospective earnings power. They have overweighted positions in the technology sector and cyclical sectors such as materials/processing, autos/transportation, and producer durables, which should benefit from a prolonged economic expansion.

We can't guarantee that the results we will next report six months from now will be as good as the recent returns. But we do guarantee that we will do our best for you (and for us, inasmuch as our portfolio managers' own money is invested in our funds) to achieve performance that's as good as we can possibly make it. And we thank you for entrusting us with your money, which we realize is largely irreplaceable. We will continue to do our utmost to be worthy of your trust.

/s/ Bob Turner

Bob Turner

CHAIRMAN AND CHIEF INVESTMENT OFFICER
TURNER INVESTMENT PARTNERS

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE VIEWS EXPRESSED ARE THOSE OF TURNER INVESTMENT PARTNERS AS OF SEPTEMBER 30, 2007, AND ARE NOT INTENDED AS A FORECAST OR INVESTMENT RECOMMENDATIONS. THE INDEXES MENTIONED ARE NOT AVAILABLE FOR INVESTMENT.

                                 [PHOTO OMITTED]

BOB TURNER
--------------------------------------------------------------------------------

4 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------
                                                              September 30, 2007

LIPPER INC. PERFORMANCE RANKINGS OF MUTUAL FUNDS WITH AT LEAST THREE YEARS OF HISTORY
Periods ending September 30, 2007

                                               ONE       TWO      THREE     FOUR      FIVE      SEVEN     TEN
                                               YEAR     YEARS     YEARS     YEARS     YEARS     YEARS    YEARS
----------------------------------------------------------------------------------------------------------------
MULTI-CAP GROWTH FUNDS
TURNER CONCENTRATED
GROWTH FUND
Ranking versus competitors                    43/518    50/442   42/416    169/380    55/349   226/241     --
Percentile ranking                              8         11       10        44         16        94       --
----------------------------------------------------------------------------------------------------------------
LARGE-CAP GROWTH FUNDS
TURNER CORE GROWTH FUND,
INSTITUTIONAL CLASS SHARES
Ranking versus competitors                   147/728    71/679    6/621     7/568     5/519       --       --
Percentile ranking                              20        10        1         1         1         --       --
----------------------------------------------------------------------------------------------------------------
TURNER LARGE CAP GROWTH FUND,
INSTITUTIONAL CLASS SHARES
Ranking versus competitors                   246/728   297/679   307/621   364/568   109/519   332/399     --
Percentile ranking                              34        44       49        64         21        83       --
----------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUNDS
TURNER MIDCAP GROWTH FUND,
INVESTOR CLASS SHARES
Ranking versus competitors                   151/609   185/552   114/485   165/443    43/392   205/277   6/162
Percentile ranking                              25        34       24        37         11        74       4
RETIREMENT CLASS SHARES
Ranking versus competitors                   157/609   209/552   139/485   202/443    65/392      --       --
Percentile ranking                              26        38       29        46         17        --       --
----------------------------------------------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY FUNDS
TURNER NEW ENTERPRISE FUND
Ranking versus competitors                    2/278     13/270    2/254     7/242     7/232     41/185     --
Percentile ranking                              1         5         1         3         3         22       --
----------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH FUNDS
TURNER EMERGING GROWTH FUND
Ranking versus competitors                   186/586   174/531   48/469     2/431     30/388    15/287     --
Percentile ranking                              32        33       10         1         8         5        --
----------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP EQUITY FUND
Ranking versus competitors                   545/586   444/531   416/469   198/431   206/388      --       --
Percentile ranking                              93        84       89        46         53        --       --
----------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND
Ranking versus competitors                   163/586   116/531   190/469   125/431    39/388   184/287   67/169
Percentile ranking                              28        22       41        29         10        64       40
----------------------------------------------------------------------------------------------------------------

Source: Lipper Inc.

Total return is ranking criteria. Past performance is no guarantee of future results.

                                             TURNER FUNDS 2007 ANNUAL REPORT | 5

PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURNS OF TURNER FUNDS
Through September 30, 2007

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL (800) 224-6312 OR VISIT OUR WEBSITE AT WWW.TURNERINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS SHOWN, UNLESS OTHERWISE INDICATED, ARE TOTAL RETURNS, WITH DIVIDENDS AND INCOME REINVESTED. RETURNS SPANNING MORE THAN ONE YEAR ARE ANNUALIZED. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. THE INDICES MENTIONED ARE UNMANAGED STATISTICAL COMPOSITES OF STOCK MARKET PERFORMANCE. INVESTING IN AN INDEX IS NOT POSSIBLE.

THE HOLDINGS AND SECTOR WEIGHTINGS OF THE FUNDS ARE SUBJECT TO CHANGE. FORWARD EARNINGS PROJECTIONS ARE NOT PREDICTORS OF STOCK PRICE OR INVESTMENT PERFORMANCE, AND DO NOT REPRESENT PAST PERFORMANCE. THERE IS NO GUARANTEE THAT THE FORWARD EARNINGS PROJECTIONS WILL ACCURATELY PREDICT THE ACTUAL EARNINGS EXPERIENCE OF ANY OF THE COMPANIES INVOLVED, AND THERE IS NO GUARANTEE THAT OWNING SECURITIES OF COMPANIES WITH RELATIVELY HIGH PRICE-TO-EARNINGS RATIOS WILL CAUSE THE PORTFOLIO TO OUTPERFORM ITS BENCHMARK OR INDEX.

THE TURNER FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION COMPANY, OAKS, PA 19456. THE INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION CAN BE FOUND IN THE PROSPECTUS. A FREE PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION, INCLUDING FEES AND EXPENSES, AND THE RISKS ASSOCIATED WITH INVESTING IN THESE FUNDS, CAN BE OBTAINED BY CALLING (800) 224-6312. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                            Year                                        (Annualized)      Total
                                                   Six       to      One     Three     Five      Ten       Since       net assets
Fund name/index                                   months    date     year    years     years    years    inception       ($mil)
----------------------------------------------------------------------------------------------------------------------------------
TURNER CONCENTRATED
GROWTH FUND                                        25.09%   26.82%   33.16%   20.25%   20.22%     N/A         4.56%    $    61.40
S&P 500 Index                                       8.44     9.13    16.44    13.14    15.45      n/a         2.95
NASDAQ 100 Index                                   18.23    19.43    27.02    14.47    20.65      n/a        (0.90)
Russell 1000 Growth Index                          11.35    12.68    19.35    12.20    13.84      n/a        (0.52)
INCEPTION DATE: 6/30/99
----------------------------------------------------------------------------------------------------------------------------------
TURNER CORE GROWTH FUND --
INSTITUTIONAL CLASS SHARES                         15.49    17.37    24.00    17.91    18.16      N/A         5.79         237.78
INVESTOR CLASS SHARES**                            15.38    17.27    23.68      N/A      N/A      N/A        15.31          37.54
S&P 500 Index                                       8.44     9.13    16.44    13.14    15.45      n/a         5.01
Russell 1000 Growth Index                          11.35    12.68    19.35    12.20    13.84      n/a         2.19
INCEPTION DATE: 2/28/01
----------------------------------------------------------------------------------------------------------------------------------
TURNER EMERGING GROWTH FUND(1)                     11.60    14.88    25.08    18.86    21.79      N/A        27.55         638.04
Russell 2000 Growth Index                           6.71     9.35    18.94    14.10    18.70      n/a         3.96
INCEPTION DATE: 2/27/98
----------------------------------------------------------------------------------------------------------------------------------
TURNER INTERNATIONAL CORE
GROWTH FUND                                        19.94      N/A      N/A      N/A      N/A      N/A        22.10*          2.41
MSCI World Growth ex-U.S. Index                    12.52      n/a      n/a      n/a      n/a      n/a        17.05*
INCEPTION DATE: 1/31/07
----------------------------------------------------------------------------------------------------------------------------------
TURNER LARGE CAP GROWTH FUND --
INSTITUTIONAL CLASS SHARES                         15.50    16.90    21.86    12.20    14.30      N/A        (5.10)         37.81
INVESTOR CLASS SHARES***                           15.33      N/A      N/A      N/A      N/A      N/A        14.36*          0.09
Russell Top 200 Growth Index                       12.53    12.51    18.68    10.61    11.98      n/a        (4.52)
Russell 1000 Growth Index                          11.35    12.68    19.35    12.20    13.84      n/a        (3.34)
INCEPTION DATE: 6/14/00
----------------------------------------------------------------------------------------------------------------------------------
TURNER LARGE CAP VALUE FUND                         6.63     8.89    15.91      N/A      N/A      N/A        15.64          0.84
Russell 1000 Value Index                            4.67     5.96    14.44      n/a      n/a      n/a        17.06
INCEPTION DATE: 10/10/05
----------------------------------------------------------------------------------------------------------------------------------

6 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                            Year                                        (Annualized)      Total
                                                   Six       to      One     Three      Five     Ten        Since      net assets
Fund name/index                                   months    date     year    years     years    years     inception      ($mil)
----------------------------------------------------------------------------------------------------------------------------------
TURNER MIDCAP EQUITY FUND --
INSTITUTIONAL CLASS SHARES                          5.22%     N/A      N/A      N/A      N/A      N/A         6.80%*   $       --
INVESTOR CLASS SHARES                               4.74      N/A      N/A      N/A      N/A      N/A         6.10*          0.53
Russell Midcap Index                                4.89      n/a      n/a      n/a      n/a      n/a         5.90*
INCEPTION DATE: 1/31/07
----------------------------------------------------------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND(1) --
INVESTOR CLASS SHARES                              18.40    22.25%   29.24%   19.38%   20.98%   11.96%       14.54       1,340.17
RETIREMENT CLASS SHARES****                        18.28    22.02    28.86    18.86    20.42      N/A        12.29           6.21
Russell Midcap Growth Index                         9.03    13.35    21.22    17.01    20.39     7.47         9.37
INCEPTION DATE: 10/1/96
----------------------------------------------------------------------------------------------------------------------------------
TURNER NEW ENTERPRISE FUND(1)                      27.67    28.24    39.30    24.49    30.89      N/A        (1.87)         70.14
NASDAQ Composite Index                             11.98    12.48    20.52    13.35    18.93      n/a        (4.65)
INCEPTION DATE: 6/30/00
----------------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP EQUITY FUND(1)                     1.11     3.59    10.14    10.26    17.16      N/A        13.78          65.29
Russell 2000 Index                                  1.19     3.16    12.34    13.36    18.75      n/a        10.75
INCEPTION DATE: 3/4/02
----------------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND(1)                    10.56    14.67    26.02    15.63    21.18     8.12        14.39         317.93
Russell 2000 Growth Index                           6.71     9.35    18.94    14.10    18.70     3.65         6.92
INCEPTION DATE: 2/7/94
----------------------------------------------------------------------------------------------------------------------------------

(1) Investing in technology and science companies and small and mid capitalization companies may subject the Funds to specific inherent risks, including above-average price fluctuations.

*     Returns of less than one year are cumulative and are not annualized.

**    Commenced operations on August 1, 2005.

***   Commenced operations on January 31, 2007.

****  Commenced operations on September 24, 2001.

Amounts designated as "--" are rounded to $0 ($mil).

EXPENSE RATIO+
--------------------------------------------------------------------------------
                                                               Gross      Net
                                                              expense   expense
                                                               ratio     ratio
--------------------------------------------------------------------------------
TURNER CONCENTRATED
GROWTH FUND
Investor Class Shares                                            1.96%     1.59%

TURNER CORE GROWTH FUND
Institutional Class Shares                                       1.20%     0.69%
Investor Class Shares                                            1.45%     0.94%

TURNER EMERGING GROWTH FUND
Investor Class Shares                                            1.54%     1.40%

TURNER INTERNATIONAL
CORE GROWTH FUND
Institutional Class Shares                                       1.40%     1.10%

TURNER LARGE CAP GROWTH FUND
Institutional Class Shares                                       1.16%     0.69%
Investor Class Shares                                            1.41%     0.94%

                                                               Gross      Net
                                                              expense   expense
                                                               ratio     ratio
--------------------------------------------------------------------------------
TURNER LARGE CAP VALUE FUND
Institutional Class Shares                                       7.71%     0.69%

TURNER MIDCAP EQUITY FUND
Institutional Class Shares                                       1.00%     0.90%
Investor Class Shares                                            1.25%     1.15%

TURNER MIDCAP GROWTH FUND
Investor Class Shares                                            1.28%     1.18%
Retirement Class Shares                                          1.53%     1.43%

TURNER NEW ENTERPRISE FUND
Investor Class Shares                                            2.16%     1.61%

TURNER SMALL CAP EQUITY FUND
Investor Class Shares                                            1.81%     1.45%

TURNER SMALL CAP GROWTH FUND
Investor Class Shares                                            1.55%     1.25%

--------------------------------------------------------------------------------

+ These expense ratios are based on the most recent prospectus and may differ from those shown in the financial highlights.

                                             TURNER FUNDS 2007 ANNUAL REPORT | 7

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER CONCENTRATED GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TTOPX

o     CUSIP #87252R862

o     Top five holdings+++

      (1) Cisco Systems

      (2) Applied Materials

      (3) Apple

      (4) Google, Cl A

      (5) Nvidia

o     % in five largest holdings 19.8%+

o     Number of holdings 28

o     Price/earnings ratio 24.8

o     Weighted average market capitalization $57.14 billion

o     % of holdings with positive earnings surprises 80.2%

o     % of holdings with negative earnings surprises 12.6%

o     Net assets $61 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [X]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER CONCENTRATED GROWTH FUND:

JUNE 30, 1999-SEPTEMBER 30, 2007*

                                  [LINE GRAPH]

Initial Investment Date           6/30/99    SEP 99    SEP 00     SEP 01    SEP 02     SEP 03    SEP 04     SEP 05    SEP 06  SEP 07
                                  -------    ------    ------     ------    ------     ------    ------     ------    ------  ------
TURNER CONCENTRATED GROWTH FUND   $10,000   $13,990   $27,782   $8,223   $5,754   $8,638   $8,310   $10,137   $10,850   $14,448
S&P 500 Index                     $10,000   $ 9,376   $10,622   $7,794   $6,197   $7,709   $8,778   $ 9,853   $10,916   $12,711
NASDAQ 100 Index                  $10,000   $10,485   $15,553   $5,092   $3,631   $5,696   $6,190   $ 7,044   $ 7,308   $ 9,283
Russell 1000 Growth Ind           $10,000   $ 9,633   $11,890   $6,464   $5,009   $6,307   $6,780   $ 7,567   $ 8,024   $ 9,577



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2007)

                                            ONE     THREE     FIVE      SINCE
                                            YEAR    YEARS    YEARS    INCEPTION
--------------------------------------------------------------------------------
TURNER CONCENTRATED GROWTH FUND            33.16%   20.25%   20.22%     4.56%
S&P 500 Index                              16.44%   13.14%   15.45%     2.95%
NASDAQ 100 Index**                         27.02%   14.47%   20.65%    (0.90)%
Russell 1000 Growth Index                  19.35%   12.20%   13.84%    (0.52)%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                   43.0%
Cash equivalents/short-term investments++                                19.8%
Health care                                                              14.3%
Industrials                                                               7.3%
Materials                                                                 6.0%
Telecommunication services                                                3.2%
Financials                                                                3.2%
Consumer discretionary                                                    3.2%

MANAGER'S DISCUSSION AND ANALYSIS

The Turner Concentrated Growth Fund (TTOPX) contains a select few stocks -- 15-30 -- that Turner thinks have the greatest return potential. The fund's investment strategy favors stocks of companies with the strongest growth prospects and a short-term catalyst for price appreciation. That strategy worked well in the 12-month period ended September 30: the fund gained 33.16%, outperforming the S&P 500 Index by 16.72 percentage points.

The fund's margin of outperformance was due mainly to major positions in the consumer-discretionary, health-care, and materials sectors, amounting to a 24% weighting; Internet, gaming, biotechnology, specialty-pharmaceutical, and metals stocks performed with special distinction. A 1% weighting in conglomerate stocks detracted the most from results.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Concentrated Growth Fund was June 30, 1999.

** The NASDAQ 100 Index tracks NASDAQ's largest companies across major industry groups, including computer hardware and software, telecommu-nications, retail/wholesale and biotechnology.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

8 | TURNER FUNDS 2007 ANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER CORE GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TTMEX
      Institutional Class Shares

o     CUSIP #900297847
      Institutional Class Shares

o     Top five holdings++

      (1) General Electric

      (2) Cisco Systems

      (3) Google, Cl A

      (4) Intel

      (5) CME Group

o     % in five largest holdings 15.4%+

o     Number of holdings 72

o     Price/earnings ratio 21.9

o     Weighted average market capitalization $71.99 billion

o     % of holdings with positive earnings surprises 79.9%

o     % of holdings with negative earnings surprises 18.6%

o     Net assets $238 million, Institutional Class Shares

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [X]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $250,000 INVESTMENT IN THE
TURNER CORE GROWTH FUND, INSTITUTIONAL CLASS SHARES:

FEBRUARY 28, 2001-SEPTEMBER 30, 2007*,**



                                  [LINE GRAPH]

Initial Investment Date                          2/28/01   SEP. 01  SEP. 02    SEP. 03   SEP. 04   SEP. 05   SEP. 06   SEP. 07
                                                --------  --------  -------    -------   -------   -------   -------   -------
TURNER CORE GROWTH FUND, INSTITUTIONAL
 CLASS SHARES                                   $250,000  $204,530  $157,263   $201,014  $221,015  $273,263  $292,145  $362,260
S&P 500 Index                                   $250,000  $211,479  $168,147   $209,158  $238,168  $267,343  $296,190  $344,883
Russell 10000 Growth Index                      $250,000  $194,671  $150,851   $189,951  $204,216  $227,906  $241,671  $288,434


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2007)

                                                           ONE    THREE     FIVE     SINCE
                                                          YEAR    YEARS    YEARS   INCEPTION
---------------------------------------------------------------------------------------------
TURNER CORE GROWTH FUND, INSTITUTIONAL CLASS SHARES      24.00%   17.91%   18.16%    5.79%**
TURNER CORE GROWTH FUND, INVESTOR CLASS SHARES           23.68%      --       --    15.31%***
S&P 500 Index                                            16.44%   13.14%   15.45%    5.01%**
Russell 1000 Growth Index                                19.35%   12.20%   13.84%    2.19%**
---------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                   22.4%
Financials                                                               17.4%
Health care                                                              11.4%
Energy                                                                   10.6%
Industrials                                                               9.7%
Consumer discretionary                                                    8.7%
Consumer staples                                                          8.4%
Telecommunication services                                                6.3%
Materials                                                                 2.3%
Cash equivalents                                                          2.1%
Utilities                                                                 0.7%

MANAGER'S DISCUSSION AND ANALYSIS

Good stock selection in seven of 10 market sectors led to the Turner Core Growth Fund, Institutional Class (TTMEX) gaining 24.00% in the 12-month period ended September 30. As a result the fund outperformed the S&P 500 Index by 7.56 percentage points and the Russell 1000 Growth Index by 4.65 percentage points.

Contributing the most to results were consumer-discretionary, energy, health-care, and utilities shares, which accounted for 31% of the portfolio; Internet, gaming, energy-services, biotechnology, and telecommunications holdings especially added value. Information-technology and consumer-staples shares, a 31% weighting, were the primary detractors from performance; semiconductor, wireless, and food-retailing stocks produced positive but weak relative returns.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. On February 25, 2005, the Constellation TIP Core Growth Fund reorganized into the Turner Core Growth Fund. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

** The inception date of the Turner Core Growth Fund (Institutional Class Shares) was February 28, 2001. Index returns are based on Institutional Class Shares inception date.

*** The inception date of the Turner Core Growth Fund (Investor Class Shares) was August 1, 2005.

+     Percentages based on total investments.

++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

Amounts designated as "--" are not applicable.

                                             TURNER FUNDS 2007 ANNUAL REPORT | 9

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER EMERGING GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TMCGX

o     CUSIP #872524301

o     Top five holdings+++

      (1) Deckers Outdoor

      (2) Oceaneering
          International

      (3) Terra Industries

      (4) RTI International Metals

      (5) Bucyrus International, Cl A

o     % in five largest holdings 10.1%+

o     Number of holdings 111

o     Price/earnings ratio 20.0

o     Weighted average market capitalization $1.32 billion

o     % of holdings with positive earnings surprises 71.2%

o     % of holdings with negative earnings surprises 25.4%

o     Net assets $638 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [X]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER EMERGING GROWTH FUND:

FEBRUARY 27, 1998-SEPTEMBER 30, 2007*

                                  [LINE GRAPH]

Initial Investment Date        2/27/98  SEP. 98  SEP. 99  SEP. 00  SEP. 01  SEP. 02  SEP. 03  SEP. 04  SEP. 05  SEP. 06  SEP. 07
                               -------  -------  -------  -------  -------  -------  -------  ------   -------  -------  -------
TURNER EMERGING GROWTH FUND    $10,000  $9,882  $21,093   $48,308  $38,535  $38,489  $49,709  $61,410  $78,544  $82,432  $103,105
Russell 2000 Growth Index      $10,000  $7,625  $10,113   $13,113  $ 7,528  $ 6,161  $ 8,731  $ 9,772  $11,528  $12,206  $ 14,518


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2007)

                                            ONE     THREE     FIVE       SINCE
                                            YEAR    YEARS    YEARS     INCEPTION
--------------------------------------------------------------------------------
TURNER EMERGING GROWTH FUND                25.08%   18.86%   21.79%       27.55%
Russell 2000 Growth Index                  18.94%   14.10%   18.70%        3.96%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Cash equivalents/short-term investments++                                  24.3%
Industrials                                                                17.4%
Health care                                                                13.7%
Energy                                                                     11.9%
Information technology                                                     11.0%
Consumer discretionary                                                      7.3%
Materials                                                                   5.2%
Financials                                                                  4.8%
Telecommunication services                                                  3.2%
Consumer staples                                                            1.0%
Utilities                                                                   0.2%

MANAGER'S DISCUSSION AND ANALYSIS

The Turner Emerging Growth Fund (TMCGX) rose 25.08% in the 12 months ended September 30. That return outpaced its benchmark, the Russell 2000 Growth Index, by 6.14 percentage points.

Stock selection was good: eight of the fund's 10 market sector positions outperformed their corresponding index sectors. Energy, health-care, and materials holdings, a 31% weighting, contributed the most. Oil-services, biotechnology, and metals stocks were especially strong. Consumer-discretionary stocks, a 7% weighting, were the primary detractor from performance. Laggards included consulting, footwear, and online-gaming shares.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Emerging Growth Fund was February 27, 1998.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

10 | TURNER FUNDS 2007 ANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER INTERNATIONAL CORE GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TICGX

o     CUSIP #900297771

o     Top five holdings++

      (1) Alstom

      (2) ABB

      (3) Bayer

      (4) CNH Global

      (5) Siliconware
          Precision Industries

o     % in five largest holdings 11.5%+

o     Number of holdings 64

o     Price/earnings ratio 18.7

o     Weighted average market capitalization $40.79 billion

o     % of holdings with positive earnings surprises 59.8%

o     % of holdings with negative earnings surprises 13.9%

o     Net assets $2 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [X]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $250,000 INVESTMENT IN THE
TURNER INTERNATIONAL CORE GROWTH FUND:

JANUARY 31, 2007-SEPTEMBER 30, 2007*

                                  [LINE GRAPH]

Initial Investment Date                 1/31/07   FEB. 07   MAR. 07   APR. 07   MAY 07    JUN. 07   JUL. 07    AUG. 07    SEP. 07
                                        -------   -------   -------   -------   ------    -------   --------   --------   --------
TURNER INTERNATIONAL CORE GROWTH FUND   $250,000  $247,750  $254,489  $265,483  $271,987  $274,734  $274,734   $275,970   $305,250
MSCI World Growth ex-U.S. Index         $250,000  $251,975  $260,089  $271,506  $278,158  $278,993  $276,956   $274,408   $292,625


--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS (PERIOD ENDING SEPTEMBER 30, 2007)

                                                                         SINCE
                                                                       INCEPTION
--------------------------------------------------------------------------------
TURNER INTERNATIONAL CORE GROWTH FUND                                   22.10%**
MSCI World Growth ex-U.S. Index                                         17.05%**
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Industrials                                                                17.8%
Materials                                                                  16.1%
Financials                                                                 14.2%
Information technology                                                     13.9%
Consumer staples                                                           10.3%
Health care                                                                 7.4%
Consumer discretionary                                                      6.1%
Telecommunication services                                                  5.3%
Utilities                                                                   3.4%
Energy                                                                      3.1%
Cash equivalents                                                            2.4%

MANAGER'S DISCUSSION AND ANALYSIS

In its first eight months, the Turner International Core Growth Fund (TICGX) gained 22.10%. As a result the fund outperformed its benchmark, the MSCI World Growth ex-U.S. Index, by 5.05 percentage points.

Nine of 10 market sector positions contributed to the fund's results. Contributing the most were consumer-discretionary, health-care, and information-technology shares, which accounted for 27% of the portfolio; Internet, gaming, biotechnology, semiconductor-capital-equipment, software, and wireless-communications holdings especially added value. Industrials shares, an 18% weighting, were the primary detractors from performance, with airline and tire stocks providing lackluster relative returns.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner International Core Growth Fund was January 31, 2007.

**    Cumulative return, not annualized.

+     Percentages based on total investments.

++ Cash equivalents are not being considered a holding for top 5 holdings, but are counted in number of holdings.

                                            TURNER FUNDS 2007 ANNUAL REPORT | 11

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TSGEX
      Institutional Class Shares

o     CUSIP #87252R839
      Institutional Class Shares

o     Top five holdings+++

      (1) Cicso Systems

      (2) Intel

      (3) Google, Cl A

      (4) PepsiCo

      (5) Apple

o     % in five largest holdings 18.1%+

o     Number of holdings 49

o     Price/earnings ratio 22.3

o     Weighted average market capitalization $79.63 billion

o     % of holdings with positive earnings surprises 83.3%

o     % of holdings with negative earnings surprises 13.3%

o     Net assets $38 million, Institutional Class Shares

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [X]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $250,000 INVESTMENT IN THE
TURNER LARGE CAP GROWTH FUND,
INSTITUTIONAL CLASS SHARES:

JUNE 14, 2000-SEPTEMBER 30, 2007*,**

                                  [LINE GRAPH]

Initial Investment Date       6/14/00    SEP. 00   SEP. 01   SEP. 02   SEP. 03     SEP. 04    SEP. 05    SEP. 06   SEP. 07
                              --------   --------   -------   -------   -------     -------    -------    -------   -------
TURNER LARGE CAP GROWTH FUND,
  INSTITUTIONAL CLASS SHARES  $250,000   $245,248   $117,498  $ 87,501   $115,510   $120,870   $135,483   $140,089  $170,713
Russell Top 200 Growth Index  $250,000   $238,641   $132,947  $101,319   $124,440   $131,819   $142,075   $150,315  $178,379
Russell 1000 Growth Index     $250,000   $242,266   $131,696  $102,051   $128,503   $138,153   $154,179   $163,491  $195,127


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2007)

                                                              ONE   THREE    FIVE     SINCE
                                                             YEAR   YEARS   YEARS   INCEPTION
---------------------------------------------------------------------------------------------
TURNER LARGE CAP GROWTH FUND, INSTITUTIONAL CLASS SHARES    21.86%  12.20%  14.30%  (5.10)%**
TURNER LARGE CAP GROWTH FUND, INVESTOR CLASS SHARES            --      --      --   14.36%***
Russell Top 200 Growth Index                                18.68%  10.61%  11.98%  (4.52)%**
Russell 1000 Growth Index                                   19.35%  12.20%  13.84%  (3.34)%**
---------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                   28.0%
Cash equivalents/short-term investments++                                19.1%
Health care                                                              14.1%
Consumer discretionary                                                   10.1%
Consumer staples                                                          8.3%
Financials                                                                6.1%
Energy                                                                    5.6%
Industrials                                                               5.4%
Materials                                                                 2.0%
Telecommunication services                                                1.3%

MANAGER'S DISCUSSION AND ANALYSIS

Substantial outperformance by holdings in three major sectors -- consumer discretionary, health care, and information-technology -- enhanced the performance of the Turner Large Cap Growth Fund, Institutional Class (TSGEX) in the 12-month period ended September 30. The fund gained 21.86%, beating the Russell Top 200 Growth Index by 3.18 percentage points.

Those three sectors accounted for 52% of the fund's investments. Internet, gaming, biotechnology, pharmaceutical, software, and wireless-communications stocks made large contributions to results. Consumer-staples shares, which accounted for 8% of the portfolio, underperformed their index counterparts markedly; weak performers included diversified-consumer-products and food-retailing stocks.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

** The inception date of the Turner Large Cap Growth Fund (Institutional Class Shares) was June 14, 2000. Index returns are based on Institutional Class Shares inception date.

*** The inception date of the Turner Large Cap Growth Fund (Investor Class Shares) was January 31, 2007. Cumulative return, not annualized.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents are not being considered a holding for top 5 holdings, but are counted in number of holdings.

Amounts designated as "--" are not applicable.

12 | TURNER FUNDS 2007 ANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TLVFX

o     CUSIP #900297821

o     Top five holdings++

      (1) Exxon Mobil

      (2) General Electric

      (3) AT&T

      (4) Citigroup

      (5) Chevron

o     % in five largest holdings 19.1%+

o     Number of holdings 80

o     Price/earnings ratio 14.3

o     Weighted average market capitalization $111.89 billion

o     % of holdings with positive earnings surprises 73.6%

o     % of holdings with negative earnings surprises 24.8%

o     Net assets $0.8 million

                                     [CHART]

MARKET CAPITALIZATION   [X]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE
--------------------------------------------------------------------------------
GROWTH OF A $25,000 INVESTMENT IN THE
TURNER LARGE CAP VALUE FUND:

OCTOBER 10, 2005-SEPTEMBER 30, 2007*


                                  [LINE GRAPH]

Initial Investment Date       10/10/05   DEC. 05    MAR. 06   JUN. 06   SEP. 06   DEC. 06   MAR. 07   JUN. 07   SEP. 07
                              --------   -------    -------   -------   -------   -------   -------   -------   -------
TURNER LARGE CAP VALUE FUND   $10,000    $10,427    $11,040   $11,010   $11,493   $12,234   $12,493   $13,301   $13,323
Russell 1000 Value Index      $10,000    $10,532    $11,157   $11,222   $11,920   $12,874   $13,034   $13,676   $13,643

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2007)

                                                              ONE       SINCE
                                                             YEAR     INCEPTION
--------------------------------------------------------------------------------
TURNER LARGE CAP VALUE FUND                                 15.91%     15.64%
Russell 1000 Value Index                                    14.44%     17.06%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Financials                                                               28.0%
Energy                                                                   13.8%
Industrials                                                              11.3%
Health care                                                               9.4%
Utilities                                                                 8.2%
Consumer staples                                                          7.8%
Consumer discretionary                                                    6.9%
Information technology                                                    6.9%
Telecommunication services                                                4.0%
Materials                                                                 2.3%
Cash equivalents                                                          1.4%

MANAGER'S DISCUSSION AND ANALYSIS

In the 12 months ended September 30, the Turner Large Cap Value Fund (TLVFX) gained 15.91%. That return exceeded the Russell 1000 Value Index's 14.44% gain by 1.47 percentage points.

The fund is invested in large-cap value stocks that rank highly in a proprietary quantitative model. The model did a good job of stock picking: eight of the fund's 10 market sector investments outperformed their corresponding index sectors. Financial-services, health-care, and materials stocks, a 40% weighting, enhanced performance to the greatest degree; diversified financial, pharmaceutical, and metals stocks did best. Hurting results the most were information-technology and consumer-discretionary stocks, which represented 14% of the portfolio; semiconductor, software, and retailing shares were significant detractors.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Large Cap Value Fund was October 10, 2005.

+     Percentages based on total investments.

++ Cash equivalents are not being considered a holding for top 5 holdings, but are counted in number of holdings.

                                            TURNER FUNDS 2007 ANNUAL REPORT | 13

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER MIDCAP EQUITY FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TMCFX,
      Investor Class Shares

o     CUSIP #900297797,
      Investor Class Shares

o     Top five holdings++

      (1) iShares Russell
          Midcap Index Fund

      (2) ON Semiconductor

      (3) NII Holdings

      (4) Roper Industries

      (5) Arch Capital Group

o     % in five largest holdings 10.7%+

o     Number of holdings 76

o     Price/earnings ratio 17.5

o     Weighted average market capitalization $4.98 billion

o     % of holdings with positive earnings surprises 77.3%

o     % of holdings with negative earnings surprises 22.7%

o     Net assets $0.5 million, Investor Class Shares

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [X]     [ ]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER MIDCAP EQUITY FUND,
INVESTOR CLASS SHARES:

JANUARY 31, 2007-SEPTEMBER 30, 2007*

                                  [LINE GRAPH]

Initial Investment Date          1/31/07    FEB. 07   MAR. 07   APR. 07    MAY 07    JUN. 07    JUL. 07    AUG. 07   SEP. 07
                                 -------    -------   -------   -------    ------    -------    -------    -------   -------
TURNER MIDCAP EQUITY FUND,
  INVESTOR CLASS SHARES         $10,000   $ 9,970   $10,130    $10,520    $11,010   $10,860    $10,410   $10,260    $10,610
Russell Midcap Index            $10,000   $10,016   $10,096    $10,481    $10,876   $10,631    $10,236   $10,253    $10,590


--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS (PERIOD ENDING SEPTEMBER 30, 2007)

                                                                      SINCE
                                                                    INCEPTION
------------------------------------------------------------------------------
TURNER MIDCAP EQUITY FUND, INSTITUTIONAL CLASS SHARES                6.80%**
TURNER MIDCAP EQUITY FUND, INVESTOR CLASS SHARES                     6.10%**
Russell Midcap Index                                                 5.90%**
------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                   19.1%
Industrials                                                              17.6%
Financials                                                               13.1%
Consumer discretionary                                                   10.8%
Health care                                                               9.3%
Materials                                                                 7.2%
Energy                                                                    6.7%
Consumer staples                                                          4.6%
Telecommunication services                                                4.3%
Cash equivalents                                                          3.8%
Utilities                                                                 3.5%

MANAGER'S DISCUSSION AND ANALYSIS

In its first eight months of operation, the Turner Midcap Equity Fund, Investor Class (TMCFX) returned 6.10%, a performance that edged the Russell Midcap Index by 0.20 percentage point.

The fund's performance was enhanced by strong returns in consumer-staples, energy, financial-services, and industrials stocks, with a combined weighting of 42%. Bottling, brewery, energy-technology, financial-transaction-processing, and industrial-products stocks were the big gainers. Weak relative returns in the consumer-discretionary and health-care sectors, which accounted for 20% of the portfolio, impaired results the most. Consumer-products, pharmaceutical, and medical-device holdings recorded poor relative returns.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Midcap Equity Fund was January 31, 2007. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

**    Cumulative return, not annualized.

+     Percentages based on total investments.

++ Cash equivalents are not being considered a holding for top 5 holdings, but are counted in number of holdings.

14 | TURNER FUNDS 2007 ANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER MIDCAP GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TMGFX,
      Investor Class Shares

o     CUSIP #900297409,
      Investor Class Shares

o     Top five holdings+++

      (1) NII Holdings

      (2) Precision Castparts

      (3) VeriSign

      (4) Juniper Networks

      (5) Broadcom, Cl A

o     % in five largest holdings 10.6%+

o     Number of holdings 92

o     Price/earnings ratio 24.3

o     Weighted average market capitalization $10.80 billion

o     % of holdings with positive earnings surprises 85.3%

o     % of holdings with negative earnings surprises 10.6%

o     Net assets $1 billion, Investor Class Shares

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [X]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER MIDCAP GROWTH FUND, INVESTOR CLASS SHARES:

SEPTEMBER 30, 1997-SEPTEMBER 30, 2007*,**

                                  [LINE GRAPH]

Initial Investment Date           9/30/97  SEP. 98  SEP. 99  SEP. 00  SEP. 01  SEP. 02  SEP. 03  SEP. 04  SEP. 05  SEP. 06  SEP. 07
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
TURNER MIDCAP GROWTH FUND,
  INVESTOR CLASS SHARES           $10,000  $10,124  $18,635  $36,777  $15,078  $11,942  $16,934  $18,190  $22,871  $23,946  $30,947
Russell Midcap Growth Index       $10,000  $ 9,063  $12,434  $19,940  $ 9,617  $ 8,126  $11,287  $12,831  $15,843  $16,957  $20,555


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2007)

                                                        ONE     THREE    FIVE     TEN      SINCE
                                                       YEAR     YEARS    YEARS   YEARS   INCEPTION
---------------------------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND, INVESTOR CLASS SHARES      29.24%   19.38%   20.98%   11.96%   14.54%**
TURNER MIDCAP GROWTH FUND, RETIREMENT CLASS SHARES    28.86%   18.86%   20.42%      --    12.29%***
Russell Midcap Growth Index                           21.22%   17.01%   20.39%    7.47%    9.37%**
---------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                   26.2%
Consumer discretionary                                                   15.1%
Industrials                                                              12.4%
Health care                                                              11.5%
Energy                                                                   10.3%
Financials                                                                6.8%
Cash equivalents/short-term investments++                                 5.7%
Telecommunication services                                                3.8%
Consumer staples                                                          3.8%
Materials                                                                 3.8%
Utilities                                                                 0.6%

MANAGER'S DISCUSSION AND ANALYSIS

In the 12-month period ended September 30, the Turner Midcap Growth Fund, Investor Class (TMGFX) returned 29.24%, a result that outdistanced the Russell Midcap Growth Index by 8.02 percentage points.

Performance was enhanced by good relative returns in seven of the fund's 10 market sector positions and the strong showing of mid-cap growth stocks as an asset class. The fund's consumer-discretionary, energy, and materials stocks, with a combined weighting of 29%, performed best. Internet, gaming, e-commerce, oil-services, and industrial-parts stocks were big gainers. Weak relative returns in the information-technology sector, which accounted for 26% of the portfolio, detracted most from results. Data-networking and semiconductor stocks were among the poorest performers.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Investor and Retirement Class Shares will differ due to differences in fees.

** The inception date of the Turner Midcap Growth Fund (Investor Class Shares) was October 1, 1996. Index returns are based on Investor Class Shares inception date.

*** The inception date of the Turner Midcap Growth Fund (Retirement Class Shares) was September 24, 2001.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

Amounts designated as "--" are not applicable.

                                            TURNER FUNDS 2007 ANNUAL REPORT | 15

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER NEW ENTERPRISE FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TBTBX

o     CUSIP #87252R797

o     Top five holdings+++

      (1) Research In Motion

      (2) Monsanto

      (3) Apple

      (4) Google, Cl A

      (5) Broadcom, Cl A

o     % in five largest holdings 15.7%+

o     Number of holdings 44

o     Price/earnings ratio 29.7

o     Weighted average market capitalization $30.85 billion

o     % of holdings with positive earnings surprises 84.3%

o     % of holdings with negative earnings surprises 9.5%

o     Net assets $70 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [X]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER NEW ENTERPRISE FUND:

JUNE 30, 2000-SEPTEMBER 30, 2007*

                                  [LINE GRAPH]

Initial Investment Date         6/30/00    SEP. 00  SEP. 01  SEP. 02  SEP. 03  SEP. 04  SEP. 05  SEP. 06  SEP. 07
                                -------   --------  -------  -------  -------  -------  -------  -------  -------
TURNER NEW ENTERPRISE FUND      $10,000   $12,520   $3,290   $2,270   $4,340   $4,521   $5,861   $6,261   $8,722
NASDAQ Composite Index          $10,000   $ 9,264   $3,792   $2,976   $4,556   $4,862   $5,552   $5,875   $7,081


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2007)

                                               ONE   THREE    FIVE      SINCE
                                              YEAR   YEARS    YEARS   INCEPTION
--------------------------------------------------------------------------------
TURNER NEW ENTERPRISE FUND                   39.30%  24.49%  30.89%    (1.87)%
NASDAQ Composite Index                       20.52%  13.35%  18.93%    (4.65)%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                   45.8%
Cash equivalents/short-term investments++                                19.5%
Health care                                                              11.3%
Consumer discretionary                                                   10.4%
Financials                                                                6.0%
Materials                                                                 3.3%
Telecommunication services                                                2.6%
Industrials                                                               1.1%

MANAGER'S DISCUSSION AND ANALYSIS

Good stock selection in all seven of its market sector investments powered the 39.30% advance of the Turner New Enterprise Fund (TBTBX) in the 12 months ended September 30. The fund's return exceeded that of the NASDAQ Composite Index by
18.78 percentage points.

Returns in the information-technology and consumer-discretionary sectors, a 56% weighting, exceeded those of their corresponding index sectors and provided much of the fund's margin of outperformance. Semiconductor, virtualization-software, telecommunications, gaming, Internet, e-commerce, and business-services stocks led the way. Adding the least to performance was a 3% position in telecommunication-services stocks, with wireless-phone shares recording lackluster relative returns.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner New Enterprise Fund was June 30, 2000.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financials for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

16 | TURNER FUNDS 2007 ANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TSEIX

o     CUSIP #87252R714

o     Top five holdings+++

      (1) Teledyne Technologies

      (2) Wright Express

      (3) Kirby

      (4) Semtech

      (5) Barnes Group

o     % in five largest holdings 7.7%+

o     Number of holdings 103

o     Price/earnings ratio 18.6

o     Weighted average market capitalization $1.38 billion

o     % of holdings with positive earnings surprises 74.0%

o     % of holdings with negative earnings surprises 23.3%

o     Net assets $65 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [X]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER SMALL CAP EQUITY FUND:

MARCH 4, 2002-SEPTEMBER 30, 2007*

                                  [LINE GRAPH]

Initial Investment Date         3/4/02    SEP. 02  SEP. 03   SEP. 04   SEP. 05   SEP. 06   SEP. 07
                                ------    -------  -------   -------   -------   -------   -------
TURNER SMALL CAP EQUITY FUND    $10,000   $9,299   $12,278   $15,317   $17,671   $18,639   $20,529
Russell 2000 Index              $10,000   $7,485   $10,217   $12,134   $14,313   $15,732   $17,674

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2007)

                                            ONE     THREE     FIVE      SINCE
                                            YEAR    YEARS     YEARS   INCEPTION
--------------------------------------------------------------------------------
TURNER SMALL CAP EQUITY FUND               10.14%   10.26%   17.16%    13.78%
Russell 2000 Index                         12.34%   13.36%   18.75%    10.75%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                   21.4%
Financials                                                               14.8%
Industrials                                                              14.0%
Consumer discretionary                                                   12.7%
Health care                                                              12.3%
Materials                                                                 6.8%
Cash equivalents/short-term investments++                                 6.3%
Energy                                                                    5.2%
Utilities                                                                 2.8%
Consumer staples                                                          2.5%
Telecommunication services                                                1.2%

MANAGER'S DISCUSSION AND ANALYSIS

The Turner Small Cap Equity Fund (TSEIX) returned 10.14% in the 12-month period ended September 30. That was a commendable return by historical standards, but not good enough to outperform the benchmark Russell 2000 Index, which gained 12.34%.

The fund is invested in both growth and value stocks in the 10 market sectors, most of which registered positive returns. However, the fund's value holdings, especially in the energy and consumer-staples sectors, fared poorly. Indeed, energy, consumer-staples, and health-care holdings, a 20% weighting, were the biggest drags on performance. Three of the fund's 10 sector positions -- consumer discretionary, financial services, and industrials, constituting 42% of the portfolio -- beat their corresponding index sectors; consulting, publishing, day-care, brokerage, financial-software, and defense-electronics stocks were standouts.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Small Cap Equity Fund was March 4, 2002.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

                                            TURNER FUNDS 2007 ANNUAL REPORT | 17

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

SEPTEMBER 30, 2007

o     Ticker symbol TSCEX

o     CUSIP #900297300

o     Top five holdings+++

      (1) Alexion Pharmaceuticals

      (2) Anadigics

      (3) Actuant, Cl A

      (4) Micros Systems

      (5) Concur Technologies

o     % in five largest holdings 5.6%+

o     Number of holdings 120

o     Price/earnings ratio 21.4

o     Weighted average market capitalization $1.87 billion

o     % of holdings with positive earnings surprises 83.4%

o     % of holdings with negative earnings surprises 14.4%

o     Net assets $318 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [X]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE
TURNER SMALL CAP GROWTH FUND:

SEPTEMBER 30, 1997-SEPTEMBER 30, 2007*

                                  [LINE GRAPH]

Initial Investment Date        9/30/97   SEP. 98  SEP. 99  SEP. 00  SEP. 01  SEP. 02  SEP. 03  SEP. 04  SEP. 05  SEP. 06  SEP. 07
                               -------   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
TURNER SMALL CAP GROWTH FUND  $10,000    $8,310   $13,225  $20,640  $10,359  $8,353  $12,497   $14,119  $16,337  $17,324  $21,831
Russell 2000 Growth Index     $10,000    $7,517   $ 9,970  $12,927  $ 7,421  $6,074  $ 8,607   $ 9,634  $11,365  $12,033  $14,312

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING SEPTEMBER 30, 2007)

                                      ONE     THREE    FIVE     TEN     SINCE
                                     YEAR     YEARS    YEARS   YEARS  INCEPTION
--------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND        26.02%   15.63%   21.18%   8.12%    14.39%
Russell 2000 Growth Index           18.94%   14.10%   18.70%   3.65%     6.92%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Cash equivalents/short-term investments++                                27.6%
Information technology                                                   19.4%
Health care                                                              14.6%
Consumer discretionary                                                   11.4%
Industrials                                                              10.4%
Financials                                                                5.0%
Materials                                                                 4.8%
Energy                                                                    3.9%
Consumer staples                                                          1.5%
Telecommunication services                                                0.8%
Utilities                                                                 0.6%

MANAGER'S DISCUSSION AND ANALYSIS

The Turner Small Cap Growth Fund (TSCEX) produced favorable relative returns in seven of the 10 market sectors in which it was invested in the 12-month period ended September 30. That powered the fund to a 26.02% gain, outperforming the Russell 2000 Growth Index by 7.08 percentage points.

The fund's best relative performers were consumer-discretionary, information-technology, health-care, and materials stocks, a 50% weighting. Winners included Internet, gaming, e-commerce, biotechnology, pharmaceutical, medical-device, mining, and industrial-services shares. Industrials and financial-services stocks, a 15% weighting, were the biggest drags on performance; semiconductor-capital-equipment, asset-management, and investment-banking shares were among the laggards.

--------------------------------------------------------------------------------
* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Small Cap Growth Fund was February 7, 1994.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

18 | TURNER FUNDS 2007 ANNUAL REPORT

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER CONCENTRATED GROWTH FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--97.5%+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--3.8%
--------------------------------------------------------------------------------
Coach*                                                     49,770   $     2,353
                                                                    ------------
Total Consumer discretionary                                              2,353
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--3.9%
--------------------------------------------------------------------------------
CME Group                                                   4,060         2,385
                                                                    ------------
Total Financials                                                          2,385
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--17.4%
--------------------------------------------------------------------------------
Allergan                                                   28,030         1,807
Baxter International                                       39,870         2,244
Gilead Sciences*                                           54,890         2,243
Shire ADR                                                  26,940         1,993
St. Jude Medical*                                          54,480         2,401
                                                                    ------------
Total Health care                                                        10,688
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--8.9%
--------------------------------------------------------------------------------
ABB ADR #                                                  69,170         1,814
Deere                                                      13,870         2,058
First Solar*                                               13,340         1,571
                                                                    ------------
Total Industrials                                                         5,443
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--52.3%
--------------------------------------------------------------------------------
Apple*                                                     19,130         2,937
Applied Materials                                         142,890         2,958
Broadcom, Cl A*                                            71,970         2,623
Cisco Systems*                                            101,900         3,374
Google, Cl A*                                               4,910         2,785
Intel                                                      99,970         2,585
Juniper Networks*                                          59,100         2,164
Nokia ADR                                                  48,270         1,831
Nvidia*                                                    75,210         2,726
Research In Motion*                                        23,190         2,285
SanDisk*                                                   36,870         2,031
VeriSign*                                                  59,870         2,020
VMware, Cl A* #                                            21,260         1,807
                                                                    ------------
Total Information technology                                             32,126
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--7.3%
--------------------------------------------------------------------------------
Monsanto                                                   27,220         2,334
Nucor                                                      35,700         2,123
                                                                    ------------
Total Materials                                                           4,457
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.9%
--------------------------------------------------------------------------------
NII Holdings*                                              29,490   $     2,423
                                                                    ------------
Total Telecommunication services                                          2,423
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $50,985)                                                        59,875
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--4.2%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                               2,573,200         2,573
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
   AS COLLATERAL FOR LOANED SECURITIES
   (COST $2,573)                                                          2,573
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--19.9%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares,
   5.360%**                                            12,244,717        12,245
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $12,245)                                                        12,245
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--121.6%
   (COST $65,803)                                                   $    74,693
================================================================================

Percentages are based on Net Assets of $61,401.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number has been rounded to the nearest thousand.

  + More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  # Security fully or partially on loan at September 30, 2007. The total value of securities on loan at September 30, 2007, was $2,527,693.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 2007 ANNUAL REPORT | 19

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER CORE GROWTH FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--95.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.5%
--------------------------------------------------------------------------------
Amazon.com*                                                33,210   $     3,094
Coach*                                                     55,280         2,613
Expedia*                                                   58,530         1,866
GameStop, Cl A*                                            34,380         1,937
Goodyear Tire & Rubber*                                    72,810         2,214
Guess ?                                                    40,590         1,990
Johnson Controls                                           15,150         1,789
Las Vegas Sands*                                           24,340         3,248
Target                                                     27,370         1,740
Wynn Resorts                                               18,310         2,885
                                                                    ------------
Total Consumer discretionary                                             23,376
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--8.2%
--------------------------------------------------------------------------------
Bunge                                                      18,860         2,027
Coca-Cola                                                 113,570         6,527
CVS Caremark                                              154,640         6,128
Hansen Natural*                                            37,510         2,126
PepsiCo                                                    78,370         5,741
                                                                    ------------
Total Consumer staples                                                   22,549
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--10.3%
--------------------------------------------------------------------------------
Cameron International*                                     55,980         5,166
Consol Energy                                              90,200         4,203
Marathon Oil                                               55,460         3,162
Schlumberger                                               46,350         4,867
Southwestern Energy*                                       44,940         1,881
Williams                                                  131,940         4,494
XTO Energy                                                 74,206         4,589
                                                                    ------------
Total Energy                                                             28,362
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--17.0%
--------------------------------------------------------------------------------
Aflac                                                      94,820         5,409
American Express                                           81,860         4,860
Charles Schwab                                            205,010         4,428
CME Group                                                  11,340         6,661
Franklin Resources                                         23,220         2,961
Goldman Sachs Group                                        25,930         5,620
IntercontinentalExchange*                                  32,880         4,994
Northern Trust                                             27,230         1,804
Nymex Holdings                                             36,700         4,778
T. Rowe Price Group                                        94,890         5,284
                                                                    ------------
Total Financials                                                         46,799
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
HEALTH CARE--11.1%
--------------------------------------------------------------------------------
Allergan                                                   48,210   $     3,108
Baxter International                                       71,110         4,002
Celgene*                                                   38,240         2,727
Gilead Sciences*                                           98,390         4,021
Intuitive Surgical*                                         4,910         1,130
Medco Health Solutions*                                    30,790         2,783
Schering-Plough                                           111,630         3,531
Shire ADR                                                  34,290         2,537
St. Jude Medical*                                          85,090         3,750
Thermo Fisher Scientific*                                  50,490         2,914
                                                                    ------------
Total Health care                                                        30,503
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--9.4%
--------------------------------------------------------------------------------
C.H. Robinson Worldwide                                    55,170         2,995
Deere                                                      22,440         3,331
General Electric                                          262,710        10,876
Precision Castparts                                        23,820         3,525
Roper Industries                                           35,880         2,350
Sunpower, Cl A*                                            34,780         2,880
                                                                    ------------
Total Industrials                                                        25,957
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--21.8%
--------------------------------------------------------------------------------
Apple*                                                     42,260         6,489
Applied Materials                                         140,070         2,899
Broadcom, Cl A*                                            84,510         3,080
Cisco Systems*                                            270,020         8,940
F5 Networks*                                               43,060         1,601
Google, Cl A*                                              14,240         8,078
Intel                                                     259,840         6,719
Kla-Tencor                                                 63,060         3,517
Mastercard, Cl A                                           28,370         4,198
Nokia ADR                                                  64,160         2,434
Paychex                                                    70,040         2,872
Research In Motion*                                        25,090         2,473
Salesforce.com*                                            29,800         1,529
VeriFone Holdings*                                         25,420         1,127
VeriSign*                                                  60,170         2,030
VMware, Cl A*                                              24,020         2,042
                                                                    ------------
Total Information technology                                             60,028
                                                                    ------------

20 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER CORE GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
MATERIALS--2.3%
--------------------------------------------------------------------------------
Monsanto                                                   49,150   $     4,214
Nucor                                                      33,200         1,975
                                                                    ------------
Total Materials                                                           6,189
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--6.1%
--------------------------------------------------------------------------------
America Movil ADR, Ser L                                   62,340         3,990
China Mobile ADR                                           41,870         3,435
NII Holdings*                                              68,810         5,652
Rogers Communications, Cl B                                82,380         3,751
                                                                    ------------
Total Telecommunication services                                         16,828
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--0.7%
--------------------------------------------------------------------------------
NRG Energy*                                                45,150         1,909
                                                                    ------------
Total Utilities                                                           1,909
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $214,295)                                                      262,500
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--2.0%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.360%**                       5,565,586         5,566

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $5,566)                                                          5,566
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--97.4%
   (COST $219,861)                                                  $   268,066
================================================================================

Percentages are based on Net Assets of $275,319.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number has been rounded to the nearest thousand.

ADR -- American Depositary Receipt

Cl -- Class

Ser -- Series

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 2007 ANNUAL REPORT | 21

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER EMERGING GROWTH FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--86.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.4%
--------------------------------------------------------------------------------
California Pizza Kitchen*                                 241,830   $     4,249
Deckers Outdoor*                                          166,080        18,236
DG FastChannel*                                            45,995         1,084
Genesco*                                                  128,330         5,920
Great Wolf Resorts*                                       248,286         3,069
New Oriental Education &
   Technology Group ADR*                                   54,570         3,632
Spartan Motors #                                          404,455         6,807
Universal Electronics*                                    178,920         5,815
Volcom* #                                                 104,890         4,460
                                                                    ------------
Total Consumer discretionary                                             53,272
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.2%
--------------------------------------------------------------------------------
Andersons #                                                79,900         3,837
Boston Beer, Cl A* #                                       78,904         3,839
                                                                    ------------
Total Consumer staples                                                    7,676
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--13.6%
--------------------------------------------------------------------------------
Bolt Technology*                                           87,980         2,874
Carrizo Oil & Gas* #                                      127,940         5,739
Dawson Geophysical* #                                      82,820         6,419
ION Geophysical* #                                        354,730         4,906
Lufkin Industries                                          81,040         4,459
NATCO Group, Cl A* #                                      171,095         8,854
Oceaneering International*                                211,070        15,999
Penn Virginia                                             190,740         8,389
PetroHawk Energy* #                                       530,454         8,710
StealthGas                                                143,010         2,464
T-3 Energy Services*                                      121,040         5,161
Tetra Technologies*                                        67,264         1,422
W-H Energy Services*                                      155,800        11,490
                                                                    ------------
Total Energy                                                             86,886
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--5.5%
--------------------------------------------------------------------------------
American Physicians Capital                               133,760         5,211
Boston Private Financial
   Holdings #                                             133,080         3,705
Genesis Lease ADR                                         262,550         6,532
Harleysville Group                                         96,680         3,092

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
IBERIABANK #                                               57,480   $     3,026
Meadowbrook Insurance Group*                              334,740         3,016
National Interstate                                        54,100         1,666
Navigators Group* #                                       107,460         5,830
Preferred Bank #                                           81,945         3,224
                                                                    ------------
Total Financials                                                         35,302
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--15.7%
--------------------------------------------------------------------------------
Air Methods* #                                             91,982         4,250
Alexion Pharmaceuticals*                                  187,050        12,186
Align Technology* #                                       229,060         5,802
Array Biopharma*                                          213,370         2,396
Arthrocare*                                                45,890         2,565
Cepheid* #                                                 30,838           703
Cypress Bioscience* #                                     221,720         3,035
HMS Holdings*                                              70,480         1,734
Hologic* #                                                183,520        11,195
Icon ADR* #                                               128,010         6,532
InterMune* #                                              173,840         3,326
Kendle International* #                                   155,730         6,467
MWI Veterinary Supply* #                                  100,310         3,787
Northstar Neuroscience* #                                 243,380         2,716
Omnicell*                                                 226,030         6,451
Omrix Biopharmaceuticals* #                                36,020         1,272
Parexel International*                                    233,427         9,634
PharmaNet Development Group*                              170,130         4,939
Phase Forward*                                            158,910         3,180
Progenics Pharmaceuticals* #                               85,750         1,896
XenoPort* #                                               123,170         5,795
                                                                    ------------
Total Health care                                                        99,861
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--19.9%
--------------------------------------------------------------------------------
AAR* #                                                    232,100         7,042
Barnes Group                                              185,000         5,905
Bucyrus International, Cl A                               177,280        12,929
CBIZ* #                                                   563,340         4,479
Clean Harbors*                                             62,250         2,771
COMSYS IT Partners* #                                     198,380         3,335
Copa Holdings, Cl A                                        79,980         3,203
EDO #                                                      39,820         2,230
EnPro Industries*                                         158,980         6,455

22 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER EMERGING GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Genesee & Wyoming, Cl A* #                                107,335   $     3,096
Hardinge                                                  129,120         4,497
Heico #                                                   133,150         6,572
HUB Group, Cl A*                                          201,514         6,052
Hurco* #                                                   51,143         2,765
Huron Consulting Group* #                                  69,280         5,031
II-VI* #                                                  130,130         4,493
Kaman                                                     133,890         4,627
Kenexa* #                                                 132,730         4,086
Ladish*                                                   197,790        10,974
LMI Aerospace* #                                          184,940         4,281
Middleby* #                                               112,520         7,262
Perini*                                                    82,710         4,626
Powell Industries*                                         69,570         2,636
Titan International #                                     103,740         3,311
Triumph Group                                              56,300         4,600
                                                                    ------------
Total Industrials                                                       127,258
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--12.5%
--------------------------------------------------------------------------------
Actuate* #                                                864,320         5,575
Advanced Analogic
   Technologies* #                                        429,240         4,567
Anadigics*                                                104,320         1,886
Ansys*                                                    276,860         9,460
Authorize.Net Holdings* #                                 196,130         3,458
BluePhoenix Solutions* #                                  162,420         2,990
Chordiant Software*                                       281,932         3,908
comScore* #                                               134,950         3,644
Comtech Group* #                                          190,650         3,472
Comtech Telecommunications*                               100,365         5,369
Diodes*                                                   129,277         4,150
EPIQ Systems* #                                           129,010         2,428
Interactive Intelligence* #                                66,574         1,265
Novatel* #                                                139,240         5,465
Novatel Wireless*                                         138,340         3,133
Quality Systems #                                         189,610         6,945
Rackable Systems*                                         190,430         2,470
Rofin-Sinar Technologies*                                  46,580         3,270
ShoreTel* #                                               176,320         2,525
The9 ADR* #                                               114,450         3,947
                                                                    ------------
Total Information technology                                             79,927
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
MATERIALS--5.9%
--------------------------------------------------------------------------------
Buckeye Technologies*                                     113,230   $     1,714
Haynes International*                                      65,910         5,627
RTI International Metals*                                 167,097        13,244
Terra Industries*                                         454,490        14,208
Zoltek* #                                                  65,100         2,840
                                                                    ------------
Total Materials                                                          37,633
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.7%
--------------------------------------------------------------------------------
Dobson Communications, Cl A*                              865,780        11,073
NTELOS Holdings #                                         190,350         5,608
PAETEC Holding*                                           553,040         6,896
                                                                    ------------
Total Telecommunication services                                         23,577
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--0.2%
--------------------------------------------------------------------------------
Artesian Resources, Cl A                                   57,705         1,096
                                                                    ------------
Total Utilities                                                           1,096
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $373,359)                                                       552,488
================================================================================

--------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY--1.5%
--------------------------------------------------------------------------------
iShares Russell 2000 Growth
   Index Fund #                                           112,390         9,569

--------------------------------------------------------------------------------
TOTAL REGISTERED INVESTMENT
   COMPANY (COST $8,692)                                                  9,569
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--16.2%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                             103,501,570       103,502

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
   AS COLLATERAL FOR LOANED SECURITIES
   (COST $103,502)                                                      103,502
================================================================================

                                            TURNER FUNDS 2007 ANNUAL REPORT | 23

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER EMERGING GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT--11.5%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares,
   5.360%**                                            73,597,042   $    73,597

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $73,597)                                                        73,597
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--115.8%
   (COST $559,150)                                                  $   739,156
================================================================================

Percentages are based on Net Assets of $638,037.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number has been rounded to the nearest thousand.

  # Security fully or partially on loan at September 30, 2007. The total value of securities on loan at September 30, 2007, was $99,591,564.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

24 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER INTERNATIONAL CORE GROWTH FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--96.9%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.1%
--------------------------------------------------------------------------------
Esprit Holdings                                             1,650   $        26
Galaxy Entertainment Group*                                26,120            29
Garmin                                                        260            31
Parkson Retail Group                                        3,400            31
Swatch Group                                                   90            29
                                                                    ------------
Total Consumer discretionary                                                146
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--10.3%
--------------------------------------------------------------------------------
Beiersdorf                                                    430            32
British American Tobacco                                      990            36
Coca Cola Hellenic Bottling ADR                               320            19
Diageo                                                      1,470            32
L'Oreal                                                       220            29
Nestle                                                        100            45
SABMiller                                                     890            25
Shiseido                                                    1,350            30
                                                                    ------------
Total Consumer staples                                                      248
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--3.1%
--------------------------------------------------------------------------------
BG Group                                                    2,040            36
Cie Generale de
   Geophysique-Veritas*                                       120            39
                                                                    ------------
Total Energy                                                                 75
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--14.1%
--------------------------------------------------------------------------------
Arch Capital Group*                                           440            33
Deutsche Boerse                                               340            46
Julius Baer Holding                                           560            42
MF Global*                                                  1,500            43
Mitsubishi Estate                                           1,310            37
Singapore Exchange                                          2,980            26
Standard Bank Group                                         2,900            42
Standard Chartered                                          1,130            37
Unibanco - Uniao de
   Bancos Brasileiros                                       2,480            33
                                                                    ------------
Total Financials                                                            339
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--7.3%
--------------------------------------------------------------------------------
Alcon                                                         220            32
CSL                                                           490            47
Novo Nordisk, Cl B                                            260            31

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Shire                                                       1,350   $        33
Smith & Nephew                                              2,710            33
                                                                    ------------
Total Health care                                                           176
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--17.6%
--------------------------------------------------------------------------------
ABB                                                         2,160            57
Alstom                                                        280            57
CNH Global                                                    900            55
DryShips                                                      380            35
Kuehne & Nagel International*                                 320            31
McDermott International*                                      620            34
Mitsui OSK Lines                                            2,650            43
Rolls-Royce Group                                           4,520            48
Siemens AG                                                    270            37
Suntech Power Holdings ADR*                                   710            28
                                                                    ------------
Total Industrials                                                           425
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.8%
--------------------------------------------------------------------------------
ASML Holding*                                               1,530            51
Baidu.com ADR*                                                 90            26
InnoLux Display                                             6,460            28
MediaTek                                                    2,772            50
Nintendo                                                       60            31
Nokia                                                         560            21
Research In Motion*                                           510            50
Siliconware Precision Industries                           22,932            52
Sina*                                                         480            23
                                                                    ------------
Total Information technology                                                332
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--16.0%
--------------------------------------------------------------------------------
Agnico-Eagle Mines                                            830            41
Akzo Nobel                                                    440            36
ArcelorMittal                                                 600            48
Bayer                                                         690            55
Cia Vale do Rio Doce ADR                                    1,380            47
First Quantum Minerals                                        350            34
Potash Corp. of Saskatchewan                                  420            44
Syngenta                                                      200            43
Wacker Chemie                                                 160            38
                                                                    ------------
Total Materials                                                             386
                                                                    ------------

                                            TURNER FUNDS 2007 ANNUAL REPORT | 25

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER INTERNATIONAL CORE GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.2%
--------------------------------------------------------------------------------
America Movil, Ser L                                       13,990   $        45
China Mobile                                                2,450            40
Rogers Communications, Cl B                                   910            41
                                                                    ------------
Total Telecommunication services                                            126
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--3.4%
--------------------------------------------------------------------------------
International Power                                         4,480            41
Veolia Environnement                                          470            41
                                                                    ------------
Total Utilities                                                              82
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $1,931)                                                          2,335
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--2.4%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.360%**                          56,602            57

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $57)                                                                57
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.3%
   (COST $1,988)                                                    $     2,392
================================================================================

Percentages are based on Net Assets of $2,409.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number has been rounded to the nearest thousand.

ADR -- American Depositary Receipt

Cl -- Class

Ser -- Series

The accompanying notes are an integral part of the financial statements.

26 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER LARGE CAP GROWTH FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.9%+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--12.3%
--------------------------------------------------------------------------------
Amazon.com*                                                 8,820   $       822
Coach*                                                     14,480           685
Expedia*                                                   12,870           410
Johnson Controls                                            5,360           633
Las Vegas Sands*                                            5,240           699
Target                                                      7,740           492
Wynn Resorts                                                5,840           920
                                                                    ------------
Total Consumer discretionary                                              4,661
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--10.2%
--------------------------------------------------------------------------------
Bunge #                                                     4,150           446
Coca-Cola                                                  20,790         1,195
CVS Caremark                                               22,800           903
PepsiCo                                                    17,880         1,310
                                                                    ------------
Total Consumer staples                                                    3,854
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--6.9%
--------------------------------------------------------------------------------
Marathon Oil                                                8,040           458
National Oilwell Varco*                                     2,530           366
Schlumberger                                               10,600         1,113
XTO Energy                                                 10,840           670
                                                                    ------------
Total Energy                                                              2,607
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--7.4%
--------------------------------------------------------------------------------
American Express                                           11,550           686
CME Group                                                   1,385           814
Franklin Resources                                          3,320           423
Goldman Sachs Group                                         4,090           886
                                                                    ------------
Total Financials                                                          2,809
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--17.2%
--------------------------------------------------------------------------------
Allergan                                                    9,480           611
Baxter International                                       15,760           887
Celgene*                                                    8,390           598
Gilead Sciences*                                           22,700           928
Medco Health Solutions*                                     7,320           662
Schering-Plough                                            23,640           748
Shire ADR #                                                 8,820           652
St. Jude Medical*                                          15,810           697
Thermo Fisher Scientific*                                  12,700           733
                                                                    ------------
Total Health care                                                         6,516
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
INDUSTRIALS--6.6%
--------------------------------------------------------------------------------
Deere                                                       5,690   $       844
Expeditors International
   Washington                                              12,870           609
General Electric                                           25,410         1,052
                                                                    ------------
Total Industrials                                                         2,505
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--34.2%
--------------------------------------------------------------------------------
Apple*                                                      8,320         1,277
Applied Materials                                          33,230           688
Broadcom, Cl A*                                            24,900           907
Cisco Systems*                                             68,020         2,252
Google, Cl A*                                               3,070         1,742
Intel                                                      70,110         1,813
Juniper Networks*                                          18,140           664
Kla-Tencor                                                 14,180           791
Nokia ADR                                                  14,560           552
Nvidia*                                                    11,935           433
Research In Motion*                                         8,440           832
SanDisk*                                                   11,370           627
VMware, Cl A* #                                             4,600           391
                                                                    ------------
Total Information technology                                             12,969
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--2.5%
--------------------------------------------------------------------------------
Monsanto                                                    6,590           565
Nucor                                                       6,300           375
                                                                    ------------
Total Materials                                                             940
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.6%
--------------------------------------------------------------------------------
NII Holdings*                                               7,430           610
                                                                    ------------
Total Telecommunication services                                            610
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $30,906)                                                        37,471
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS
   COLLATERAL FOR LOANED SECURITIES--2.5%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                                 954,100           954

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
   AS COLLATERAL FOR LOANED SECURITIES
   (COST $954)                                                              954
================================================================================

                                            TURNER FUNDS 2007 ANNUAL REPORT | 27

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER LARGE CAP GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT--20.9%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.360%**                       7,923,032   $     7,923

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $7,923)                                                          7,923
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--122.3%
   (COST $39,783)                                                   $    46,348
================================================================================

Percentages are based on Net Assets of $37,901.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number has been rounded to the nearest thousand.

  + More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  # Security fully or partially on loan at September 30, 2007. The total value of securities on loan at September 30, 2007, was $946,504.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

28 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER LARGE CAP VALUE FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.4%+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.9%
--------------------------------------------------------------------------------
GameStop, Cl A*                                               200   $        11
Johnson Controls                                               60             7
McDonald's                                                    160             9
News, Cl A                                                    190             4
Target                                                        140             9
Walt Disney                                                   280            10
Whirlpool                                                      90             8
                                                                    ------------
Total Consumer discretionary                                                 58
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--7.8%
--------------------------------------------------------------------------------
Coca-Cola                                                     110             6
Constellation Brands, Cl A*                                   230             6
CVS Caremark                                                  160             6
Loews                                                         110             9
Pepsi Bottling Group                                          240             9
Procter & Gamble                                              120             8
Smithfield Foods*                                             250             8
Wal-Mart Stores                                               290            13
                                                                    ------------
Total Consumer staples                                                       65
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--13.8%
--------------------------------------------------------------------------------
Chevron                                                       220            21
ConocoPhillips                                                170            15
Devon Energy                                                  160            13
Exxon Mobil                                                   530            49
Grant Prideco*                                                130             7
National Oilwell Varco*                                        70            10
                                                                    ------------
Total Energy                                                                115
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--27.9%
--------------------------------------------------------------------------------
Aflac                                                         210            12
American Financial Group                                      300             9
American International Group                                  100             7
Ameriprise Financial                                          180            11
AON                                                           180             8
BlackRock, Cl A                                                50             9
Citigroup                                                     540            25
HCC Insurance Holdings                                        310             9
JPMorgan Chase                                                370            17
Legg Mason                                                    120            10
Loews                                                         180             9
MetLife                                                       160            11
Morgan Stanley                                                140             9

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Northern Trust                                                170   $        11
Principal Financial Group                                     170            11
Prudential Financial                                          100            10
Reinsurance Group of America                                  160             9
State Street                                                  150            10
T. Rowe Price Group                                           210            12
Travelers                                                     200            10
Unum Group                                                    390             9
Wells Fargo                                                   150             5
                                                                    ------------
Total Financials                                                            233
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--9.5%
--------------------------------------------------------------------------------
Express Scripts*                                              190            11
Humana*                                                       110             8
Johnson & Johnson                                             120             8
Medco Health Solutions*                                        80             7
Pfizer                                                        760            18
Shire ADR                                                     160            12
UnitedHealth Group                                            150             7
Wyeth                                                         170             8
                                                                    ------------
Total Health care                                                            79
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--11.2%
--------------------------------------------------------------------------------
Cummins                                                        50             6
Dun & Bradstreet                                               80             8
Flowserve                                                      90             7
General Electric                                              870            36
Paccar                                                         50             4
Raytheon                                                      110             7
Steelcase, Cl A                                               400             7
Textron                                                       220            14
Union Pacific                                                  40             5
                                                                    ------------
Total Industrials                                                            94
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.9%
--------------------------------------------------------------------------------
Automatic Data Processing                                     180             8
Hewlett-Packard                                               150             8
International Business Machines                                60             7
ON Semiconductor*                                             470             6
Texas Instruments                                             280            10
Total System Services                                         340            10
Varian Semiconductor
   Equipment Associates*                                      170             9
                                                                    ------------
Total Information technology                                                 58
                                                                    ------------

                                            TURNER FUNDS 2007 ANNUAL REPORT | 29

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER LARGE CAP VALUE FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
MATERIALS--2.3%
--------------------------------------------------------------------------------
Albemarle                                                     230   $        10
Ball                                                          170             9
                                                                    ------------
Total Materials                                                              19
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.0%
--------------------------------------------------------------------------------
AT&T                                                          660            28
Verizon Communications                                        120             5
                                                                    ------------
Total Telecommunication services                                             33
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--8.1%
--------------------------------------------------------------------------------
Allegheny Energy*                                             200            10
Centerpoint Energy                                            480             8
Exelon                                                        110             8
FPL Group                                                     150             9
Northeast Utilities                                           300             9
PPL                                                           160             7
Public Service Enterprise Group                               100             9
Questar                                                       150             8
                                                                    ------------
Total Utilities                                                              68
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $748)                                                              822
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--1.5%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.360%**                          11,918            12

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $12)                                                                12
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.9%
   (COST $760)                                                      $       834
================================================================================

Percentages are based on Net Assets of $835.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number has been rounded to the nearest thousand.

  + More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

30 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER MIDCAP EQUITY FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--93.2%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.9%
--------------------------------------------------------------------------------
Columbia Sportswear                                            80   $         4
Dollar Tree Stores*                                            90             4
DreamWorks Animation SKG, Cl A*                               250             8
Goodyear Tire & Rubber*                                       180             5
Hanesbrands*                                                  170             5
Jarden*                                                       120             4
O'Reilly Automotive*                                          180             6
PetSmart                                                      210             7
R.H. Donnelley*                                                80             5
Saks                                                          290             5
Sally Beauty Holdings*                                        610             5
                                                                    ------------
Total Consumer discretionary                                                 58
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--4.5%
--------------------------------------------------------------------------------
Herbalife                                                     180             8
Molson Coors Brewing, Cl B                                     80             8
PepsiAmericas                                                 260             8
                                                                    ------------
Total Consumer staples                                                       24
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--6.8%
--------------------------------------------------------------------------------
Acergy ADR                                                    130             4
Cameron International*                                         90             8
Exterran Holdings*                                            100             8
FMC Technologies*                                             140             8
Range Resources                                               190             8
                                                                    ------------
Total Energy                                                                 36
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--9.9%
--------------------------------------------------------------------------------
Alexandria Real Estate Equities                                30             3
Arch Capital Group*                                           130            10
Everest Re Group                                               80             9
Hanover Insurance Group                                       130             6
IntercontinentalExchange*                                      60             9
Markel*                                                        10             5
NASDAQ Stock Market*                                          170             6
Rayonier                                                      110             5
                                                                    ------------
Total Financials                                                             53
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--9.2%
--------------------------------------------------------------------------------
Cephalon*                                                      70             5
Charles River Laboratories
   International*                                             140             8
Cubist Pharmaceuticals*                                       200             4
Health Net*                                                   100             5

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Henry Schein*                                                 130   $         8
IMS Health                                                    180             6
Pediatrix Medical Group*                                      130             8
Respironics*                                                  100             5
                                                                    ------------
Total Health care                                                            49
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--17.7%
--------------------------------------------------------------------------------
AerCap Holdings*                                              290             7
Brink's                                                       120             7
Carlisle                                                      160             8
Chicago Bridge & Iron GDR,
   NY Shares                                                  160             7
Corrections Corp. of America*                                 140             4
Covanta Holding*                                              390            10
Harsco                                                        160             9
Lincoln Electric Holdings                                     110             8
Manitowoc                                                     180             8
Republic Services, Cl A                                       280             9
Roper Industries                                              150            10
Ryder System                                                  140             7
                                                                    ------------
Total Industrials                                                            94
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--19.2%
--------------------------------------------------------------------------------
Alliance Data Systems*                                         30             2
Amphenol, Cl A                                                210             8
Check Point Software Technologies*                            320             8
Factset Research Systems                                      110             8
Fidelity National
   Information Services                                       140             6
Global Payments                                               150             7
Harris                                                        140             8
Hewitt Associates, Cl A*                                      190             7
Intersil, Cl A                                                150             5
McAfee*                                                       170             6
Novell*                                                       720             5
ON Semiconductor*                                             850            11
Tech Data*                                                    190             8
Trimble Navigation*                                           180             7
Verigy*                                                       250             6
                                                                    ------------
Total Information technology                                                102
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--7.1%
--------------------------------------------------------------------------------
Carpenter Technology                                           40             5
Celanese, Ser A                                               190             7
Nalco Holding                                                 280             8
Pactiv*                                                       130             4

                                            TURNER FUNDS 2007 ANNUAL REPORT | 31

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER MIDCAP EQUITY FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Sigma-Aldrich                                                 180   $         9
Titanium Metals*                                              150             5
                                                                    ------------
Total Materials                                                              38
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.3%
--------------------------------------------------------------------------------
NII Holdings*                                                 120            10
SBA Communications, Cl A*                                     260             9
Telephone & Data Systems                                       60             4
                                                                    ------------
Total Telecommunication services                                             23
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--3.6%
--------------------------------------------------------------------------------
Allegheny Energy*                                             150             8
MDU Resources Group                                           160             4
National Fuel Gas                                             140             7
                                                                    ------------
Total Utilities                                                              19
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $471)                                                              496
================================================================================

--------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY--3.4%
--------------------------------------------------------------------------------
iShares Russell Midcap
   Index Fund                                                 160            18

--------------------------------------------------------------------------------
TOTAL REGISTERED INVESTMENT
   COMPANY (COST $17)                                                        18
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--3.8%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.360%**                          20,431            20

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $20)                                                                20
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.4%
   (COST $508)                                                      $       534
================================================================================

Percentages are based on Net Assets of $532.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number has been rounded to the nearest thousand.

ADR -- American Depositary Receipt

Cl -- Class

GDR -- Global Depositary Receipt

NY -- New York

Ser -- Series

The accompanying notes are an integral part of the financial statements.

32 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER MIDCAP GROWTH FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--97.0%+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--15.5%
--------------------------------------------------------------------------------
Apollo Group, Cl A*                                       271,560   $    16,334
Central European
   Media Enterprises, Cl A*                                42,500         3,898
Coach*                                                    471,330        22,280
CROCS*                                                    104,000         6,994
Expedia*                                                  428,180        13,650
Focus Media Holding ADR*                                  197,202        11,442
GameStop, Cl A*                                           382,550        21,557
Garmin #                                                  116,020        13,853
Goodyear Tire & Rubber*                                   363,940        11,067
Guess ?                                                   383,237        18,790
J Crew Group*                                             198,500         8,238
priceline.com*                                             72,720         6,454
Under Armour, Cl A*                                       134,965         8,073
WMS Industries*                                           432,105        14,303
Wynn Resorts                                              155,897        24,563
Zumiez*                                                   169,559         7,523
                                                                    ------------
Total Consumer discretionary                                            209,019
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--3.9%
--------------------------------------------------------------------------------
Hansen Natural*                                           287,870        16,316
Pepsi Bottling Group                                      358,936        13,342
WM Wrigley Jr.                                            355,030        22,804
                                                                    ------------
Total Consumer staples                                                   52,462
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--10.7%
--------------------------------------------------------------------------------
Cameron International*                                    220,510        20,351
Diamond Offshore Drilling                                 142,700        16,166
National Oilwell Varco*                                   169,360        24,473
Quicksilver Resources* #                                  288,880        13,592
Range Resources                                           486,385        19,776
Southwestern Energy*                                      394,490        16,509
Weatherford International*                                225,230        15,131
Williams                                                  512,590        17,459
                                                                    ------------
Total Energy                                                            143,457
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--7.0%
--------------------------------------------------------------------------------
Affiliated Managers Group*                                 79,050        10,080
AON                                                       161,490         7,236
IntercontinentalExchange*                                 144,770        21,991
Northern Trust                                            217,326        14,402

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Nymex Holdings #                                          120,710   $    15,714
T. Rowe Price Group                                       456,802        25,439
                                                                    ------------
Total Financials                                                         94,862
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--11.8%
--------------------------------------------------------------------------------
Alexion Pharmaceuticals*                                  215,020        14,009
Allergan                                                  318,120        20,509
BioMarin Pharmaceuticals*                                 176,503         4,395
Dentsply International                                    242,950        10,116
Express Scripts*                                          360,600        20,129
Health Net*                                               169,100         9,140
Henry Schein*                                             130,779         7,957
Hologic*                                                  170,530        10,402
Intuitive Surgical*                                        75,090        17,271
Kinetic Concepts*                                         143,640         8,084
Laboratory Corp. of
   America Holdings*                                       31,000         2,425
Shire ADR                                                 220,870        16,340
St. Jude Medical*                                         417,820        18,413
                                                                    ------------
Total Health care                                                       159,190
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--12.8%
--------------------------------------------------------------------------------
AGCO*                                                     144,890         7,356
Ametek                                                    286,290        12,373
C.H. Robinson Worldwide                                   343,952        18,673
Corrections Corp. of America*                             134,042         3,508
Cummins                                                    61,260         7,835
First Solar*                                              123,930        14,592
Harsco                                                    259,660        15,390
McDermott International*                                  192,280        10,399
Oshkosh Truck                                             147,320         9,129
Precision Castparts                                       202,670        29,991
Roper Industries                                          268,380        17,579
Shaw Group*                                               190,300        11,056
SPX                                                       117,300        10,857
Stericycle*                                                53,358         3,050
                                                                    ------------
Total Industrials                                                       171,788
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--26.9%
--------------------------------------------------------------------------------
Activision*                                               641,940        13,859
Altera                                                    521,420        12,556
Atheros Communications*                                   219,036         6,564
Broadcom, Cl A*                                           707,410        25,778

                                            TURNER FUNDS 2007 ANNUAL REPORT | 33

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER MIDCAP GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Cavium Networks*                                          261,349   $     8,494
Citrix Systems*                                           387,620        15,629
Electronic Arts*                                          335,930        18,809
F5 Networks*                                              607,180        22,581
Foundry Networks*                                         552,836         9,824
Intersil, Cl A                                            481,530        16,098
Juniper Networks*                                         709,935        25,991
Kla-Tencor                                                305,320        17,031
Mastercard, Cl A                                          105,520        15,614
Nvidia*                                                   641,140        23,235
Omniture*                                                 238,540         7,232
ON Semiconductor*                                         529,166         6,646
Paychex                                                   437,710        17,946
Salesforce.com*                                           247,170        12,685
Sina*                                                     213,460        10,214
Varian Semiconductor
   Equipment Associates* #                                371,760        19,897
VeriFone Holdings* #                                      424,755        18,829
VeriSign*                                                 795,024        26,824
VistaPrint* #                                             275,860        10,309
                                                                    ------------
Total Information technology                                            362,645
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--3.9%
--------------------------------------------------------------------------------
Air Products & Chemicals                                  174,940        17,102
Mosaic*                                                   131,380         7,032
Owens-Illinois*                                           497,040        20,602
Steel Dynamics                                            155,860         7,279
                                                                    ------------
Total Materials                                                          52,015
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.9%
--------------------------------------------------------------------------------
Crown Castle International*                               356,950        14,503
NII Holdings*                                             467,759        38,426
                                                                    ------------
Total Telecommunication services                                         52,929
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--0.6%
--------------------------------------------------------------------------------
NRG Energy*                                               180,680         7,641
                                                                    ------------
Total Utilities                                                           7,641
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $962,747)                                                    1,306,008
================================================================================

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--2.7%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                              36,854,400   $    36,854

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
   AS COLLATERAL FOR LOANED SECURITIES
   (COST $36,854)                                                        36,854
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--3.2%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares,
   5.360%**                                            42,611,759        42,612
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $42,612)                                                        42,612
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--102.9%
   (COST $1,042,213)                                                $ 1,385,474
================================================================================

Percentages are based on Net Assets of $1,346,384.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number has been rounded to the nearest thousand.

  # Security fully or partially on loan at September 30, 2007. The total value of securities on loan at September 30, 2007, was $35,810,891.

  + More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

34 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER NEW ENTERPRISE FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--76.5%+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.9%
--------------------------------------------------------------------------------
Amazon.com*                                                14,170   $     1,320
Expedia*                                                   39,490         1,259
Focus Media Holding ADR*                                   16,080           933
Guess ?                                                    26,990         1,323
priceline.com* #                                            9,180           815
Under Armour, Cl A* #                                      10,930           654
WMS Industries* #                                          19,670           651
                                                                    ------------
Total Consumer discretionary                                              6,955
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--5.7%
--------------------------------------------------------------------------------
CME Group                                                   2,100         1,234
IntercontinentalExchange*                                   8,920         1,355
Nymex Holdings #                                           10,880         1,416
                                                                    ------------
Total Financials                                                          4,005
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--10.7%
--------------------------------------------------------------------------------
Alexion Pharmaceuticals*                                   24,080         1,569
Allergan                                                   12,000           774
BioMarin Pharmaceuticals*                                  39,950           995
Gilead Sciences*                                           29,680         1,213
Intuitive Surgical*                                         4,030           927
KV Pharmaceutical, Cl A* #                                 26,840           767
Shire ADR                                                  16,900         1,250
                                                                    ------------
Total Health care                                                         7,495
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--1.1%
--------------------------------------------------------------------------------
First Solar*                                                6,490           764
                                                                    ------------
Total Industrials                                                           764
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--43.5%
--------------------------------------------------------------------------------
Apple*                                                     13,600         2,088
Broadcom, Cl A*                                            52,270         1,905
Cavium Networks* #                                         36,170         1,175
Ciena*                                                     30,120         1,147
Cisco Systems*                                             52,130         1,726
Citrix Systems*                                            33,730         1,360

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Electronic Arts*                                           18,180   $     1,018
F5 Networks*                                               39,380         1,465
Foundry Networks*                                          49,220           875
Google, Cl A*                                               3,540         2,008
Intersil, Cl A #                                           36,280         1,213
Juniper Networks*                                          40,680         1,489
Kla-Tencor                                                 17,440           973
Nvidia*                                                    35,295         1,279
Omniture* #                                                52,060         1,578
Research In Motion*                                        22,900         2,257
Semtech*                                                   67,020         1,373
Sina* #                                                    23,520         1,125
Varian Semiconductor
   Equipment Associates*                                   19,185         1,027
VeriFone Holdings* #                                       20,020           887
VeriSign*                                                  54,300         1,832
VistaPrint* #                                              18,800           703
                                                                    ------------
Total Information technology                                             30,503
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--3.1%
--------------------------------------------------------------------------------
Monsanto                                                   25,410         2,178
                                                                    ------------
Total Materials                                                           2,178
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.5%
--------------------------------------------------------------------------------
NII Holdings*                                              21,270         1,747
                                                                    ------------
Total Telecommunication services                                          1,747
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $43,524)                                                        53,647
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--11.6%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                               8,127,700         8,128

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
   AS COLLATERAL FOR LOANED SECURITIES
   (COST $8,128)                                                          8,128
================================================================================

                                            TURNER FUNDS 2007 ANNUAL REPORT | 35

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER NEW ENTERPRISE FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT--6.9%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.360%**                       4,838,220   $     4,838

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $4,838)                                                          4,838
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--95.0%
   (COST $56,490)                                                   $    66,613
================================================================================

Percentages are based on Net Assets of $70,145.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number is rounded to the nearest thousand.

  + More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  # Security fully or partially on loan at September 30, 2007. The total value of securities on loan at September 30, 2007, was $7,790,791.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust--Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR--American Depositary Receipt

Cl--Class

The accompanying notes are an integral part of the financial statements.

36 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER SMALL CAP EQUITY FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--13.3%
--------------------------------------------------------------------------------
Bob Evans Farms                                            23,030   $       695
Bright Horizons Family
   Solutions*                                              18,820           806
Brown Shoe                                                 20,560           399
Cabela's*                                                  25,850           611
Callaway Golf                                              53,100           850
Entravision
   Communications, Cl A*                                   54,380           501
Lions Gate Entertainment*                                  54,110           558
Maidenform Brands*                                         22,270           354
Movado Group                                               19,410           620
PEP Boys-Manny Moe & Jack                                  55,020           772
Smith & Wesson Holding* #                                  43,390           828
Spartan Motors                                             35,070           590
Tenneco*                                                   19,400           602
WMS Industries*                                            15,560           515
                                                                    ------------
Total Consumer discretionary                                              8,701
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--2.6%
--------------------------------------------------------------------------------
BJ's Wholesale Club*                                       27,440           910
Longs Drug Stores                                          16,100           800
                                                                    ------------
Total Consumer staples                                                    1,710
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--5.5%
--------------------------------------------------------------------------------
Arena Resources*                                           12,900           845
Bill Barrett*                                              10,000           394
Lufkin Industries                                           7,710           424
Penn Virginia                                              16,450           724
Petroleum Development*                                     14,550           645
Trico Marine Services*                                     19,070           568
                                                                    ------------
Total Energy                                                              3,600
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--15.5%
--------------------------------------------------------------------------------
Advanta, Cl B                                              20,470           561
BioMed Realty Trust                                        21,660           522
Boston Private Financial Holdings                          15,150           422
Delphi Financial Group, Cl A                               19,985           808
Employers Holdings                                         32,720           674
FCStone Group*                                             19,035           614
GFI Group*                                                  9,250           797
Investment Technology Group*                               16,620           714
IPC Holdings                                               21,090           608

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Mid-America Apartment
   Communities                                              8,240   $       411
Phoenix                                                    44,690           631
Pico Holdings*                                             11,380           473
Potlatch                                                   17,450           786
ProAssurance*                                              13,121           707
Strategic Hotels & Resorts                                 35,120           723
SVB Financial Group*                                       14,230           674
                                                                    ------------
Total Financials                                                         10,125
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--13.0%
--------------------------------------------------------------------------------
Amedisys*                                                  15,280           587
Analogic #                                                 14,236           908
BioMarin Pharmaceuticals*                                  36,420           907
Cubist Pharmaceuticals*                                    22,510           476
Haemonetics*                                               10,970           542
inVentiv Health*                                           20,810           912
Kendle International*                                      16,990           706
Martek Biosciences*                                        18,430           535
Omrix Biopharmaceuticals*                                  13,050           461
Owens & Minor                                              14,840           565
Perrigo                                                    26,620           568
Psychiatric Solutions*                                     17,420           684
STERIS                                                     22,080           603
                                                                    ------------
Total Health care                                                         8,454
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--14.7%
--------------------------------------------------------------------------------
AAR*                                                       22,480           682
Aecom Technology*                                          21,170           740
Barnes Group                                               30,000           958
Duff & Phelps, Cl A*                                        9,180           168
EDO                                                        11,750           658
EnerSys*                                                   33,110           588
FTI Consulting*                                            15,830           796
Interface, Cl A                                            27,570           498
Kaydon #                                                   13,470           700
Kirby*                                                     23,110         1,020
RBC Bearings*                                              21,110           810
Regal-Beloit                                                8,780           421
Republic Airways Holdings*                                 16,100           341
Teledyne Technologies*                                     22,370         1,194
                                                                    ------------
Total Industrials                                                         9,574
                                                                    ------------

                                            TURNER FUNDS 2007 ANNUAL REPORT | 37

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER SMALL CAP EQUITY FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--22.5%
--------------------------------------------------------------------------------
Agilysys                                                   39,880   $       674
Ariba*                                                     38,860           419
Arris Group*                                               42,020           519
Bankrate*                                                  11,430           527
Checkpoint Systems*                                        22,940           605
Cirrus Logic*                                              71,090           455
Cogent*                                                    14,320           225
Comtech Telecommunications*                                13,930           745
ECI Telecom*                                               47,140           469
Electro Scientific Industries*                             26,650           639
FEI*                                                       22,850           718
Foundry Networks*                                          36,700           652
Macrovision*                                               25,720           633
Microsemi*                                                 19,540           545
Nice Systems ADR*                                          20,280           727
PMC - Sierra* #                                            80,790           678
Progress Software*                                         26,140           792
S1*                                                        73,170           662
Semtech*                                                   48,620           996
Trina Solar ADR*                                            5,710           325
Verigy*                                                    32,510           803
Wright Express*                                            29,840         1,089
Zoran*                                                     40,080           810
                                                                    ------------
Total Information technology                                             14,707
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--7.1%
--------------------------------------------------------------------------------
Arch Chemicals                                             11,820           554
Compass Minerals International                             27,490           936
Haynes International*                                       6,060           517
Kaiser Aluminum                                             8,250           582
Koppers Holdings                                           13,220           510
Minerals Technologies                                       4,970           333
PAN American Silver*                                       18,300           529
Zoltek* #                                                  15,740           687
                                                                    ------------
Total Materials                                                           4,648
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.3%
--------------------------------------------------------------------------------
PAETEC Holding*                                            65,810           821
                                                                    ------------
Total Telecommunication services                                            821
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--3.0%
--------------------------------------------------------------------------------
Allete                                                      8,810           395
El Paso Electric*                                          22,530           521

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
ITC Holdings                                                9,770   $       484
New Jersey Resources                                       10,770           534
                                                                    ------------
Total Utilities                                                           1,934
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $58,890)                                                        64,274
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--4.6%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                               3,012,200         3,012
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
   AS COLLATERAL FOR LOANED SECURITIES
   (COST $3,012)                                                          3,012
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--2.0%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.360%**                       1,309,341         1,309

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $1,309)                                                          1,309
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--105.1%
   (COST $63,211)                                                   $    68,595
================================================================================

Percentages are based on Net Assets of $65,292.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number is rounded to the nearest thousand.

  # Security fully or partially on loan at September 30, 2007. The total value of securities on loan at September 30, 2007, was $2,857,766.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

38 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

TURNER SMALL CAP GROWTH FUND
September 30, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.5%+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--15.5%
--------------------------------------------------------------------------------
Cooper Tire & Rubber                                       99,280   $     2,422
Fossil*                                                    78,310         2,926
Gmarket ADR                                                23,880           560
GSI Commerce* #                                           111,340         2,962
Gymboree*                                                  28,520         1,005
Iconix Brand Group* #                                      73,120         1,739
Interactive Data                                          129,470         3,651
J Crew Group* #                                            62,120         2,578
Life Time Fitness* #                                       65,750         4,033
McCormick & Schmick's
   Seafood Restaurants*                                    92,680         1,745
New Oriental Education &
   Technology Group ADR*                                   22,740         1,513
priceline.com* #                                           40,280         3,575
Red Robin Gourmet Burgers* #                               39,695         1,703
Sotheby's                                                  58,250         2,784
Tempur-Pedic International #                               77,500         2,771
Under Armour, Cl A* #                                      43,220         2,585
Volcom* #                                                  68,670         2,920
WMS Industries*                                           133,600         4,422
Zumiez* #                                                  77,160         3,424
                                                                    ------------
Total Consumer discretionary                                             49,318
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--2.0%
--------------------------------------------------------------------------------
Chattem*                                                   44,180         3,116
Flowers Foods                                             153,685         3,350
                                                                    ------------
Total Consumer staples                                                    6,466
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--5.3%
--------------------------------------------------------------------------------
Alon USA Energy #                                          71,180         2,404
Arena Resources* #                                         33,860         2,218
Core Laboratories*                                         25,450         3,242
Goodrich Petroleum* #                                      69,380         2,199
USEC*                                                      97,130           996
W-H Energy Services*                                       44,850         3,308
Willbros Group* #                                          70,210         2,387
                                                                    ------------
Total Energy                                                             16,754
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
FINANCIALS--6.8%
--------------------------------------------------------------------------------
DiamondRock Hospitality                                   134,960   $     2,350
Digital Realty Trust                                       98,700         3,888
Frontier Financial #                                       73,930         1,725
Greenhill #                                                57,693         3,522
Investment Technology Group*                               69,170         2,973
MarketAxess Holdings* #                                   125,060         1,876
SVB Financial Group* #                                     43,210         2,046
Waddell & Reed Financial, Cl A                            125,620         3,395
                                                                    ------------
Total Financials                                                         21,775
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--19.9%
--------------------------------------------------------------------------------
Alexion Pharmaceuticals*                                   82,100         5,349
AMERIGROUP*                                                55,400         1,910
Array Biopharma*                                          119,200         1,339
BioMarin Pharmaceuticals*                                 133,260         3,318
Cepheid*                                                   52,060         1,187
Chemed #                                                   42,880         2,665
Healthways* #                                              39,940         2,156
Hologic* #                                                 63,340         3,864
Icon ADR*                                                  45,480         2,321
Immucor*                                                  102,370         3,660
InterMune* #                                               60,020         1,148
inVentiv Health*                                           67,540         2,960
Inverness Medical
   Innovations* #                                          53,600         2,965
KV Pharmaceutical, Cl A* #                                110,830         3,170
Kyphon*                                                    27,070         1,895
MGI Pharma*                                                71,990         2,000
NuVasive*                                                  78,590         2,824
Parexel International*                                     87,210         3,599
Perrigo                                                   109,840         2,345
Progenics Pharmaceuticals*                                 67,480         1,492
Sunrise Senior Living*                                     62,320         2,204
Trizetto Group*                                            69,140         1,211
United Therapeutics*                                       40,600         2,701
West Pharmaceutical Services                               75,910         3,162
XenoPort*                                                  37,990         1,787
                                                                    ------------
Total Health care                                                        63,232
                                                                    ------------

                                            TURNER FUNDS 2007 ANNUAL REPORT | 39

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER SMALL CAP GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
INDUSTRIALS--14.2%
--------------------------------------------------------------------------------
Actuant, Cl A #                                            71,490   $     4,645
Aecom Technology*                                          83,820         2,928
Astec Industries*                                          35,850         2,060
DryShips #                                                 25,620         2,328
FTI Consulting*                                            59,130         2,975
Geo Group* #                                               79,480         2,353
Horizon Lines, Cl A #                                      82,070         2,506
HUB Group, Cl A*                                           72,680         2,183
Huron Consulting Group*                                    47,540         3,452
JA Solar Holdings ADR* #                                   60,380         2,714
Orbital Sciences*                                          35,040           779
Perini*                                                    45,950         2,570
Regal-Beloit                                               43,260         2,072
TransDigm Group*                                           37,660         1,721
Triumph Group                                              39,010         3,187
Wabtec                                                     33,570         1,257
Waste Connections*                                         72,630         2,307
Woodward Governor                                          48,130         3,003
                                                                    ------------
Total Industrials                                                        45,040
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--26.4%
--------------------------------------------------------------------------------
Advent Software* #                                         59,360         2,788
Anadigics* #                                              284,300         5,140
Ansys*                                                     44,740         1,529
Atheros Communications*                                    96,290         2,886
Blackboard*                                                81,140         3,719
Brightpoint*                                              136,890         2,055
Cavium Networks* #                                        109,858         3,570
comScore*                                                  63,040         1,702
Comtech Group*                                            108,220         1,971
Concur Technologies* #                                    143,990         4,539
Data Domain* #                                             76,650         2,372
FARO Technologies*                                         11,640           514
Flir Systems*                                              56,960         3,155
Formfactor*                                                48,980         2,173
Foundry Networks*                                         226,240         4,020
Intermec* #                                                89,270         2,332

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Itron* #                                                   28,400   $     2,643
MasTec*                                                   144,100         2,028
Micros Systems*                                            71,310         4,640
Net 1 UEPS Technologies* #                                105,700         2,872
Omniture* #                                               145,807         4,421
ON Semiconductor*                                         270,160         3,393
Quality Systems #                                          52,220         1,913
Semtech*                                                  202,442         4,146
Silicon Laboratories*                                      66,140         2,762
Synchronoss Technologies* #                                44,280         1,862
Take-Two Interactive Software* #                          111,630         1,907
The9 ADR* #                                                39,050         1,347
Ultimate Software Group*                                   72,200         2,520
VistaPrint* #                                              78,860         2,947
                                                                    ------------
Total Information technology                                             83,866
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--6.5%
--------------------------------------------------------------------------------
Century Aluminum*                                          61,220         3,223
Greif, Cl A                                                40,370         2,450
H.B. Fuller #                                             107,380         3,187
Hercules                                                  137,910         2,899
Silgan Holdings                                            58,760         3,158
Terra Industries*                                          97,080         3,035
Zoltek* #                                                  62,310         2,718
                                                                    ------------
Total Materials                                                          20,670
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.1%
--------------------------------------------------------------------------------
Time Warner Telecom, Cl A*                                152,150         3,343
                                                                    ------------
Total Telecommunication services                                          3,343
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--0.8%
--------------------------------------------------------------------------------
ITC Holdings                                               53,630         2,657
                                                                    ------------
Total Utilities                                                           2,657
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $259,732)                                                      313,121
================================================================================

40 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER SMALL CAP GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--35.6%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                             112,994,260   $   112,994

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
   AS COLLATERAL FOR LOANED SECURITIES
   (COST $112,994)                                                      112,994
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--2.1%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.360%**                       6,782,714         6,783

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $6,783)                                                          6,783
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--136.2%
   (COST $379,509)                                                  $   432,898
================================================================================

Percentages are based on Net Assets of $317,930.***

  *   Non-income producing security.

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

***   This number has been rounded to the nearest thousand.

  + More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  # Security fully or partially on loan at September 30, 2007. The total value of securities on loan at September 30, 2007, was $108,496,623.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust--Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR--American Depositary Receipt

Cl--Class

The accompanying notes are an integral part of the financial statements.

                                            TURNER FUNDS 2007 ANNUAL REPORT | 41

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (000)
September 30, 2007

                                                                       Turner           Turner                          Turner
                                                                    Concentrated         Core          Turner        International
                                                                       Growth           Growth        Emerging        Core Growth
                                                                        Fund             Fund       Growth Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
-----------------------------------------------------------------------------------------------------------------------------------
   Investment securities, at cost                                   $     65,803    $     219,861   $     559,150    $       1,988
   Foreign currency, at cost                                                  --               --              --                5
===================================================================================================================================
   Investment securities, at value                                  $     74,693*   $     268,066   $     739,156*   $       2,392
   Foreign currency, at value                                                 --               --              --                5
   Receivable for investment securities sold                               1,430            1,393           8,488               16
   Receivable for capital shares sold                                        299            7,117             508               --
   Receivable from investment adviser                                         --               --              --               12
   Receivable for dividend income                                             57              262             490                3
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                         76,479          276,838         748,642            2,428
===================================================================================================================================
Liabilities:
   Payable for investment securities purchased                            12,429            1,089           5,892                5
   Obligation to return securities lending collateral                      2,573               --         103,502               --
   Payable due to investment adviser                                          33              102             504               --
   Payable due to shareholder servicing                                       22                7             128               --
   Payable due to administrator                                                5                9              73               --
   Payable for capital shares redeemed                                        --              265             428               --
   Payable due to Chief Compliance Officer                                    --                1              13               --
   Payable due to distributor                                                 --               --              --               --
   Other accrued expenses                                                     16               46              65               14
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                    15,078            1,519         110,605               19
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets                                                   $     61,401    $     275,319   $     638,037    $       2,409
===================================================================================================================================
   *Includes market value of securities on loan                     $      2,528    $          --   $      99,592    $          --
===================================================================================================================================
Net assets:
   Portfolio capital of Institutional Class Shares                  $         --    $     199,790   $          --    $       2,035
   Portfolio capital of Investor Class Shares                            201,319           31,126         388,081               --
   Portfolio capital of Retirement Class Shares                               --               --              --               --
   Undistributed net investment income                                         6              530           3,186                4
   Accumulated net realized gain (loss) on investments                  (148,814)          (4,332)         66,764              (34)
   Net unrealized appreciation on investments                              8,890           48,205         180,006              404
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets                                                   $     61,401    $     275,319   $     638,037    $       2,409
===================================================================================================================================
Outstanding shares of beneficial interest(1)
   Institutional Class Shares(2)                                              --       16,522,412              --          197,288
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest(1)
   Investor Class Shares(2)                                            6,067,016        2,619,924       9,959,218               --
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest(1)
   Retirement Class Shares(2)                                                 --               --              --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets -- Institutional Class Shares(2)                         $         --    $ 237,778,131   $          --    $   2,408,729
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets -- Investor Class Shares(2)                              $ 61,400,576    $  37,541,248   $ 638,036,770    $          --
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets -- Retirement Class Shares(2)                            $         --    $          --   $          --    $          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share --
   Institutional Class Shares                                       $         --    $       14.39   $          --    $       12.21
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share --
   Investor Class Shares                                            $      10.12    $       14.33   $       64.06    $          --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share --
   Retirement Class Shares                                          $         --    $          --   $          --    $          --
===================================================================================================================================







                                                                         Turner         Turner        Turner          Turner
                                                                       Large Cap       Large Cap      Midcap          Midcap
                                                                      Growth Fund     Value Fund   Equity Fund      Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
-----------------------------------------------------------------------------------------------------------------------------------
   Investment securities, at cost                                     $     39,783    $      760   $       508    $     1,042,213
   Foreign currency, at cost                                                    --            --            --                 --
===================================================================================================================================
   Investment securities, at value                                    $     46,348*   $      834   $       534    $     1,385,474*
   Foreign currency, at value                                                   --            --            --                 --
   Receivable for investment securities sold                                   122            --             7             30,167
   Receivable for capital shares sold                                          167            --            --              3,444
   Receivable from investment adviser                                            4             2            --                 --
   Receivable for dividend income                                               34             1            --                542
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                           46,675           837           541          1,419,627
===================================================================================================================================
Liabilities:
   Payable for investment securities purchased                               7,795            --             8             33,046
   Obligation to return securities lending collateral                          954            --            --             36,854
   Payable due to investment adviser                                            --            --            --                740
   Payable due to shareholder servicing                                         --            --            --                264
   Payable due to administrator                                                  3            --            --                151
   Payable for capital shares redeemed                                           5            --            --              1,990
   Payable due to Chief Compliance Officer                                      --            --            --                 20
   Payable due to distributor                                                   --            --            --                  4
   Other accrued expenses                                                       17             2             1                174
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                       8,774             2             9             73,243
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets                                                     $     37,901    $      835   $       532    $     1,346,384
===================================================================================================================================
   *Includes market value of securities on loan                       $        947    $       --   $        --    $        35,811
===================================================================================================================================
Net assets:
   Portfolio capital of Institutional Class Shares                    $     46,756    $      675   $        --    $            --
   Portfolio capital of Investor Class Shares                                   84            --           527          1,282,778
   Portfolio capital of Retirement Class Shares                                 --            --            --              4,588
   Undistributed net investment income                                          42             5            --                201
   Accumulated net realized gain (loss) on investments                     (15,546)           81           (21)          (284,444)
   Net unrealized appreciation on investments                                6,565            74            26            343,261
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets                                                     $     37,901    $      835   $       532    $     1,346,384
===================================================================================================================================
Outstanding shares of beneficial interest(1)
   Institutional Class Shares(2)                                         5,574,814        64,947            12                 --
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest(1)
   Investor Class Shares(2)                                                 12,902            --        50,100         37,531,019
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest(1)
   Retirement Class Shares(2)                                                   --            --            --            178,838
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets -- Institutional Class Shares(2)                           $ 37,813,934    $  835,057   $       133    $            --
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets -- Investor Class Shares(2)                                $     87,298    $       --   $   531,474    $ 1,340,172,035
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets -- Retirement Class Shares(2)                              $         --    $       --   $        --    $     6,212,012
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share --
  Institutional Class Shares                                          $       6.78    $    12.86   $     10.68+   $            --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share --
   Investor Class Shares                                              $       6.77    $       --   $     10.61    $         35.71
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share --
   Retirement Class Shares                                            $         --    $       --   $        --    $         34.74
===================================================================================================================================

                                                                           Turner          Turner          Turner
                                                                      New Enterprise     Small Cap        Small Cap
                                                                           Fund         Equity Fund      Growth Fund
-----------------------------------------------------------------------------------------------------------------------
Assets:
-----------------------------------------------------------------------------------------------------------------------
   Investment securities, at cost                                     $       56,490    $     63,211    $     379,509
   Foreign currency, at cost                                                      --              --               --
=======================================================================================================================
   Investment securities, at value                                    $       66,613*   $     68,595*   $     432,898*
   Foreign currency, at value                                                     --              --               --
   Receivable for investment securities sold                                     948           1,688            5,075
   Receivable for capital shares sold                                         13,156             121              674
   Receivable from investment adviser                                             --              --               --
   Receivable for dividend income                                                 22              40              133
-----------------------------------------------------------------------------------------------------------------------
     Total assets                                                             80,739          70,444          438,780
=======================================================================================================================
Liabilities:
   Payable for investment securities purchased                                 2,291           1,993            7,356
   Obligation to return securities lending collateral                          8,128           3,012          112,994
   Payable due to investment adviser                                              38              51              185
   Payable due to shareholder servicing                                           13              13               95
   Payable due to administrator                                                    6               8               36
   Payable for capital shares redeemed                                           102              49              138
   Payable due to Chief Compliance Officer                                        --              --                5
   Payable due to distributor                                                     --              --               --
   Other accrued expenses                                                         16              26               41
-----------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                        10,594           5,152          120,850
-----------------------------------------------------------------------------------------------------------------------
       Net assets                                                     $       70,145    $     65,292    $     317,930
=======================================================================================================================
   *Includes market value of securities on loan                       $        7,791    $      2,858    $     108,497
=======================================================================================================================
Net assets:
   Portfolio capital of Institutional Class Shares                    $           --    $         --    $          --
   Portfolio capital of Investor Class Shares                                 69,980          51,223          317,914
   Portfolio capital of Retirement Class Shares                                   --              --               --
   Undistributed net investment income                                            28              12              345
   Accumulated net realized gain (loss) on investments                        (9,986)          8,673          (53,718)
   Net unrealized appreciation on investments                                 10,123           5,384           53,389
-----------------------------------------------------------------------------------------------------------------------
       Net assets                                                     $       70,145    $     65,292    $     317,930
=======================================================================================================================
Outstanding shares of beneficial interest(1)
   Institutional Class Shares(2)                                                  --              --               --
-----------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest(1)
   Investor Class Shares(2)                                                8,046,810       3,770,827        9,640,885
-----------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest(1)
   Retirement Class Shares(2)                                                     --              --               --
-----------------------------------------------------------------------------------------------------------------------
Net Assets -- Institutional Class Shares(2)                           $           --    $         --    $          --
-----------------------------------------------------------------------------------------------------------------------
Net Assets -- Investor Class Shares(2)                                $   70,144,755    $ 65,291,542    $ 317,929,641
-----------------------------------------------------------------------------------------------------------------------
Net Assets -- Retirement Class Shares(2)                              $           --    $         --    $          --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share --
   Institutional Class Shares                                         $           --    $         --    $          --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share --
   Investor Class Shares                                              $         8.72    $      17.31    $       32.98
-----------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share --
   Retirement Class Shares                                            $           --    $         --    $          --
=======================================================================================================================

(1)   Unlimited authorization -- par value $0.00001.

(2)   Shares and Net Assets have not been rounded.

  + Difference in net asset value recalculation and net asset value stated is caused by rounding differences.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                      TURNER FUNDS 2007 ANNUAL REPORT | 42 & 43

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (000)

                                                                Turner        Turner                        Turner
                                                             Concentrated      Core        Turner        International
                                                                Growth        Growth      Emerging        Core Growth
                                                                 Fund          Fund      Growth Fund         Fund
                                                             ----------------------------------------------------------
                                                              year ended    year ended   year ended    1/31/07 (3) thru
                                                               9/30/07       9/30/07       9/30/07          9/30/07
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend                                                    $   180       $ 1,907      $  4,991           $ 26
   Securities lending                                               18             7           481             --
   Foreign taxes withheld                                           (1)          (28)           --             (3)
-----------------------------------------------------------------------------------------------------------------------
      Total Investment income                                      197         1,886         5,472             23
-----------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees                                        315         1,283         6,060             10
   Shareholder service fees (1)                                     59            70         1,019             --
   Shareholder service fees (2)                                     --            --            --             --
   Distribution fees (1)                                            --            --            --             --
   Distribution fees (2)                                            --            --            --             --
   Administrator fees                                               53           247           878              2
   Chief Compliance Officer fees                                     2            11            37             --
   Transfer agent fees                                              53           100           450             20
   Custodian fees                                                   27            50           110             16
   Printing fees                                                     8            48           121              1
   Professional fees                                                 7            35           113             --
   Registration fees                                                 5            12            71             --
   Trustees' fees                                                    3            13            51             --
   Insurance and other fees                                          3            11            54              3
-----------------------------------------------------------------------------------------------------------------------
      Total expenses                                               535         1,880         8,964             52
   Less:
         Investment advisory fee waiver                           (120)         (472)         (472)           (10)
         Fees paid indirectly (4)                                   (9)           (1)           (9)            --
         Administrator fee waiver                                   --          (167)           --             --
         Reimbursements of other operating expenses                 --            --            --            (30)
         Distribution fee waiver                                    --            --            --             --
-----------------------------------------------------------------------------------------------------------------------
      Net expenses                                                 406         1,240         8,483             12
-----------------------------------------------------------------------------------------------------------------------
      Net investment income (loss)                                (209)          646        (3,011)            11
-----------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from securities sold                 7,682        (1,620)       71,394            (34)
   Net realized loss on foreign currency transactions               --            --            --             (7)
   Net change in unrealized appreciation (depreciation)
      on investments, foreign currencies, and
      translation of other assets and liabilities
      denominated in foreign currencies                          3,552        39,771        65,475            404
-----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments
      and foreign currency transactions                         11,234        38,151       136,869            363
-----------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations        $11,025       $38,797      $133,858           $374
=======================================================================================================================

--------------------------------------------------------------------------------

                                                                Turner       Turner          Turner          Turner
                                                              Large Cap     Large Cap        Midcap          Midcap
                                                             Growth Fund   Value Fund      Equity Fund     Growth Fund
                                                             ---------------------------------------------------------
                                                              year ended   year ended   1/31/07 (3) thru   year ended
                                                               9/30/07       9/30/07         9/30/07         9/30/07
----------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend                                                     $  221        $ 14            $  2           $  6,078
   Securities lending                                                2          --              --                298
   Foreign taxes withheld                                           (2)         --              --                 (1)
----------------------------------------------------------------------------------------------------------------------
      Total Investment income                                      221          14               2              6,375
----------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees                                        143           5               2              8,799
   Shareholder service fees (1)                                     --          --               1              1,966
   Shareholder service fees (2)                                     --          --              --                 13
   Distribution fees (1)                                            --          --              --                 --
   Distribution fees (2)                                            --          --              --                 13
   Administrator fees                                               35           1              --              1,700
   Chief Compliance Officer fees                                     2          --              --                 72
   Transfer agent fees                                              76          26              40              1,001
   Custodian fees                                                   20           6              10                226
   Printing fees                                                     6           1              --                240
   Professional fees                                                 5          --              --                222
   Registration fees                                                 3           1              --                138
   Trustees' fees                                                    2          --              --                 98
   Insurance and other fees                                          2          --               1                103
----------------------------------------------------------------------------------------------------------------------
      Total expenses                                               294          40              54             14,591
   Less:
         Investment advisory fee waiver                           (127)         (5)             (2)              (755)
         Fees paid indirectly (4)                                   --          --              --                (26)
         Administrator fee waiver                                   --          --              --                 --
         Reimbursements of other operating expenses                 --         (30)            (49)                --
         Distribution fee waiver                                    --          --              --                 --
----------------------------------------------------------------------------------------------------------------------
      Net expenses                                                 167           5               3             13,810
----------------------------------------------------------------------------------------------------------------------
      Net investment income (loss)                                  54           9              (1)            (7,435)
----------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from securities sold                   755          81             (21)           133,836
   Net realized loss on foreign currency transactions               --          --              --                 --
   Net change in unrealized appreciation (depreciation)
      on investments, foreign currencies, and
      translation of other assets and liabilities
      denominated in foreign currencies                          4,190          19              26            178,581
----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments
      and foreign currency transactions                          4,945         100               5            312,417
----------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $4,999        $109            $  4           $304,982
======================================================================================================================

                                                                                Turner         Turner        Turner
                                                                            New Enterprise    Small Cap     Small Cap
                                                                                 Fund        Equity Fund   Growth Fund
                                                                            ------------------------------------------
                                                                              year ended     year ended    year ended
                                                                               9/30/07         9/30/07       9/30/07
----------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend                                                                     $   65         $   447       $ 1,334
   Securities lending                                                                9              66           424
   Foreign taxes withheld                                                           --              --            --
----------------------------------------------------------------------------------------------------------------------
      Total Investment income                                                       74             513         1,758
----------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees                                                        258             717         2,951
   Shareholder service fees (1)                                                     43             121           504
   Shareholder service fees (2)                                                     --              --            --
   Distribution fees (1)                                                            --              68            --
   Distribution fees (2)                                                            --              --            --
   Administrator fees                                                               37             109           428
   Chief Compliance Officer fees                                                     2               5            18
   Transfer agent fees                                                              63              71           209
   Custodian fees                                                                   18              58            60
   Printing fees                                                                     7              14            63
   Professional fees                                                                 5              14            56
   Registration fees                                                                 3              10            33
   Trustees' fees                                                                    2               7            24
   Insurance and other fees                                                          1               5            24
----------------------------------------------------------------------------------------------------------------------
      Total expenses                                                               439           1,199         4,370
   Less:
         Investment advisory fee waiver                                           (104)           (104)         (671)
         Fees paid indirectly (4)                                                  (13)             (1)          (11)
         Administrator fee waiver                                                   --              --            --
         Reimbursements of other operating expenses                                 --              --            --
         Distribution fee waiver                                                    --             (68)           --
----------------------------------------------------------------------------------------------------------------------
      Net expenses                                                                 322           1,026         3,688
----------------------------------------------------------------------------------------------------------------------
      Net investment income (loss)                                                (248)           (513)       (1,930)
----------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from securities sold                                 3,615           9,940        38,846
   Net realized loss on foreign currency transactions                               --              --            --
   Net change in unrealized appreciation (depreciation)
      on investments, foreign currencies, and
      translation of other assets and liabilities
      denominated in foreign currencies                                          5,954          (1,650)       28,720
----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments
      and foreign currency transactions                                          9,569           8,290        67,566
----------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                         $9,321         $ 7,777       $65,636
======================================================================================================================

(1) Attributable to Investor Class Shares only.

(2) Attributable to Retirement Class Shares only.

(3) Commencement of operations.

(4) See Note 4 in Notes to Financial Statements.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                      TURNER FUNDS 2007 ANNUAL REPORT | 44 & 45

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                                                              Turner Concentrated
                                                                                                                  Growth Fund
                                                                                                            ------------------------
                                                                                                            year ended   year ended
                                                                                                              9/30/07      9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                                                             $     (209)  $     (367)
   Net realized gain (loss) from securities sold                                                                 7,682          103
   Net realized loss on foreign currency transactions                                                               --           --
   Net change in unrealized appreciation (depreciation) on investments, foreign currencies, and translation of other assets and
     liabilities denominated in foreign currencies                                                               3,552        1,947
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                                       11,025        1,683
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
     Institutional Class Shares                                                                                     --           --
     Investor Class Shares                                                                                          --           --
   Realized capital gains
     Institutional Class Shares                                                                                     --           --
     Investor Class Shares                                                                                          --           --
------------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions                                                                            --           --
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                                                                      --           --
   Proceeds from shares issued in lieu of cash distributions                                                        --           --
   Cost of shares redeemed                                                                                          --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Institutional Class Shares transactions                                  --           --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                                                                  30,295       17,480
   Proceeds from shares issued in lieu of cash distributions                                                        --           --
   Cost of shares redeemed                                                                                     (18,099)     (11,762)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor Class Shares transactions                                   12,196        5,718
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital share transactions                                        12,196        5,718
------------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                                                                    23,221        7,401
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                                                                          38,180       30,779
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                                            $   61,401   $   38,180
====================================================================================================================================
Undistributed net investment income                                                                         $        6   $       --
====================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                                                           --           --
   Issued in lieu of cash distributions                                                                             --           --
   Redeemed                                                                                                         --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Institutional Class Shares                                                               --           --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                                                        3,178        2,225
   Issued in lieu of cash distributions                                                                             --           --
   Redeemed                                                                                                     (2,136)      (1,534)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                                                                 1,042          691
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                                                                    1,042          691
====================================================================================================================================

--------------------------------------------------------------------------------

                                                                                        Turner Core             Turner Emerging
                                                                                        Growth Fund               Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  year ended   year ended   year ended   year ended
                                                                                    9/30/07      9/30/06      9/30/07      9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                                   $      646   $      478   $   (3,011)  $   (3,209)
   Net realized gain (loss) from securities sold                                      (1,620)      (1,095)      71,394       50,190
   Net realized loss on foreign currency transactions                                     --           --           --           --
   Net change in unrealized appreciation (depreciation) on investments, foreign currencies, and translation of other assets and
     liabilities denominated in foreign currencies                                    39,771        4,497       65,475      (22,616)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                             38,797        3,880      133,858       24,365
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
     Institutional Class Shares                                                         (444)        (162)          --           --
     Investor Class Shares                                                               (52)          (1)          --           --
   Realized capital gains
     Institutional Class Shares                                                           --           --           --           --
     Investor Class Shares                                                                --           --      (50,964)     (29,515)
------------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions                                                (496)        (163)     (50,964)     (29,515)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                                       147,804       40,388           --           --
   Proceeds from shares issued in lieu of cash distributions                             444          109           --           --
   Cost of shares redeemed                                                           (14,649)     (12,778)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Institutional Class Shares
   transactions                                                                      133,599       27,719           --           --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                                        13,619       24,928       84,795      147,890
   Proceeds from shares issued in lieu of cash distributions                              52            1       50,559       28,983
   Cost of shares redeemed                                                            (5,605)      (1,870)    (145,438)    (108,604)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor Class Shares transactions          8,066       23,059      (10,084)      68,269
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital share transactions             141,665       50,778      (10,084)      68,269
------------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                                         179,966       54,495       72,810       63,119
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                                                95,353       40,858      565,227      502,108
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                  $  275,319   $   95,353   $  638,037   $  565,227
====================================================================================================================================
Undistributed net investment income                                               $      530   $      380   $    3,186   $       --
====================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                             11,444        3,530           --           --
   Issued in lieu of cash distributions                                                   36           10           --           --
   Redeemed                                                                           (1,132)      (1,103)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Institutional Class Shares                                 10,348        2,437           --           --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                              1,038        2,182        1,420        2,589
   Issued in lieu of cash distributions                                                    4           --          898          533
   Redeemed                                                                             (439)        (165)      (2,458)      (1,916)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                                         603        2,017         (140)       1,206
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                                         10,951        4,454         (140)       1,206
====================================================================================================================================

                                                                                     Turner International       Turner Large Cap
                                                                                       Core Growth Fund           Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        1/31/07(1) thru     year ended   year ended
                                                                                            9/30/07           9/30/07      9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
  Net investment income (loss)                                                             $     11         $       54   $       80
  Net realized gain (loss) from securities sold                                                 (34)               755        7,523
  Net realized loss on foreign currency transactions                                             (7)                --           --
  Net change in unrealized appreciation (depreciation) on investments, foreign currencies, and translation of other assets and
    liabilities denominated in foreign currencies                                               404              4,190       (5,052)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                        374              4,999        2,551
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Net investment income
    Institutional Class Shares                                                                   --                (66)        (109)
    Investor Class Shares                                                                        --                 --           --
  Realized capital gains
    Institutional Class Shares                                                                   --                 --           --
    Investor Class Shares                                                                        --                 --           --
------------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                                                          --                (66)        (109)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
  Proceeds from shares issued                                                                 2,035             19,850       21,806
  Proceeds from shares issued in lieu of cash distributions                                      --                 54          106
  Cost of shares redeemed                                                                        --             (6,530)     (47,869)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Institutional Class Shares transactions            2,035             13,374      (25,957)
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
  Proceeds from shares issued                                                                    --                 86           --
  Proceeds from shares issued in lieu of cash distributions                                      --                 --           --
  Cost of shares redeemed                                                                        --                 (2)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor Class Shares transactions                    --                 84           --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from capital share transactions                       2,035             13,458      (25,957)
------------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                                   2,409             18,391      (23,515)
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of period                                                                            --             19,510       43,025
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                            $  2,409         $   37,901   $   19,510
====================================================================================================================================
Undistributed net investment income                                                        $      4         $       42   $       54
====================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
  Issued                                                                                        197              3,159        3,911
  Issued in lieu of cash distributions                                                           --                  9           19
  Redeemed                                                                                       --             (1,089)      (8,386)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Institutional Class Shares                                           197              2,079       (4,456)
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
  Issued                                                                                         --                 13           --
  Issued in lieu of cash distributions                                                           --                 --           --
  Redeemed                                                                                       --                 --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                                                 --                 13           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                                                   197              2,092       (4,456)
====================================================================================================================================

(1) Commencement of Operations.

Amounts designated as "--" are either not applicable, $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                      TURNER FUNDS 2007 ANNUAL REPORT | 46 & 47

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                                           Turner Large Cap         Turner Midcap
                                                                                              Value Fund             Equity Fund
                                                                                      --------------------------------------------
                                                                                      year ended   10/10/05(1)     1/31/07(1) thru
                                                                                        9/30/07    thru 9/30/06        9/30/07
----------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                                         $   9         $   7            $  (1)
   Net realized gain (loss) from securities sold                                           81            12              (21)
   Net change in unrealized appreciation (depreciation) on investments                     19            55               26
----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations                     109            74                4
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
      Institutional Class Shares                                                           (9)           (2)              --
      Investor Class Shares                                                                --            --               --
      Retirement Class Shares                                                              --            --               --
   Realized capital gains
      Institutional Class Shares                                                          (12)           --               --
      Investor Class Shares                                                                --            --               --
      Retirement Class Shares                                                              --            --               --
----------------------------------------------------------------------------------------------------------------------------------
         Total dividends and distributions                                                (21)           (2)              --
----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                                            230           506               --
   Proceeds from shares issued in lieu of cash distributions                               21             2               --
   Cost of shares redeemed                                                                (84)           --               --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Institutional Class Shares transactions                   167           508               --
----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                                             --            --              629
   Proceeds from shares issued upon reorganization of the
      Technology Fund into the New Enterprise Fund                                         --            --               --
   Proceeds from shares issued in lieu of cash distributions                               --            --               --
   Cost of shares redeemed                                                                 --            --             (101)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor Class Shares transactions              --            --              528
----------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Proceeds from shares issued                                                             --            --               --
   Proceeds from shares issued in lieu of cash distributions                               --            --               --
   Cost of shares redeemed                                                                 --            --               --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Retirement Class Shares transactions                       --            --               --
----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital share transactions                  167           508              528
----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                             255           580              532
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                                                    580            --               --
----------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                        $ 835         $ 580            $ 532
==================================================================================================================================
Undistributed net investment income                                                     $   5         $   5            $  --
==================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                                  19            51               --
   Issued in lieu of cash distributions                                                     2            --               --
   Redeemed                                                                                (7)           --               --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in Institutional Class Shares                                                 14            51               --
----------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                                  --            --               60
   Issued upon reorganization of the Technology Fund into the New Enterprise Fund          --            --               --
   Issued in lieu of cash distributions                                                    --            --               --
   Redeemed                                                                                --            --              (10)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                                           --            --               50
----------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Issued                                                                                  --            --               --
   Issued in lieu of cash distributions                                                    --            --               --
   Redeemed                                                                                --            --               --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in Retirement Class Shares                                                    --            --               --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                                              14            51               50
==================================================================================================================================

--------------------------------------------------------------------------------

                                                                                       Turner Midcap               Turner New
                                                                                        Growth Fund             Enterprise Fund
                                                                                  --------------------------------------------------
                                                                                  year ended   year ended   year ended   year ended
                                                                                   9/30/07       9/30/06     9/30/07       9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                                   $   (7,435)  $   (3,286)  $     (248)  $     (184)
   Net realized gain (loss) from securities sold                                     133,836       76,426        3,615       (1,292)
   Net change in unrealized appreciation (depreciation) on investments               178,581      (35,031)       5,954          560
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations                304,982       38,109        9,321         (916)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
      Institutional Class Shares                                                          --           --           --           --
      Investor Class Shares                                                               --           --           --           --
      Retirement Class Shares                                                             --           --           --           --
   Realized capital gains
      Institutional Class Shares                                                          --           --           --           --
      Investor Class Shares                                                               --           --           --           --
      Retirement Class Shares                                                             --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
         Total dividends and distributions                                                --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                                            --           --           --           --
   Proceeds from shares issued in lieu of cash distributions                              --           --           --           --
   Cost of shares redeemed                                                                --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Institutional Class Shares transactions                   --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                                       327,209      405,746       50,438       24,113
   Proceeds from shares issued upon reorganization of the
      Technology Fund into the New Enterprise Fund                                        --           --           --       10,445
   Proceeds from shares issued in lieu of cash distributions                              --           --           --           --
   Cost of shares redeemed                                                          (404,010)    (286,382)     (13,654)     (18,746)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor Class Shares transactions        (76,801)     119,364       36,784       15,812
------------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Proceeds from shares issued                                                         4,134        1,595           --           --
   Proceeds from shares issued in lieu of cash distributions                              --           --           --           --
   Cost of shares redeemed                                                            (1,576)        (986)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Retirement Class Shares transactions                   2,558          609           --           --
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital share transactions             (74,243)     119,973       36,784       15,812
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                        230,739      158,082       46,105       14,896
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                                             1,115,645      957,563       24,040        9,144
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                  $1,346,384   $1,115,645   $   70,145   $   24,040
====================================================================================================================================
Undistributed net investment income                                               $      201   $       --   $       28   $       --
====================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                                 --           --           --           --
   Issued in lieu of cash distributions                                                   --           --           --           --
   Redeemed                                                                               --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Institutional Class Shares                                                --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                             10,387       14,224        6,123        3,566
   Issued upon reorganization of the Technology Fund into the New Enterprise Fund         --           --           --        1,675
   Issued in lieu of cash distributions                                                   --           --           --           --
   Redeemed                                                                          (13,149)     (10,145)      (1,917)      (2,960)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                                      (2,762)       4,079        4,206        2,281
------------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Issued                                                                                140           57           --           --
   Issued in lieu of cash distributions                                                   --           --           --           --
   Redeemed                                                                              (52)         (37)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Retirement Class Shares                                                   88           20           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                                         (2,674)       4,099        4,206        2,281
====================================================================================================================================

                                                                                      Turner Small Cap          Turner Small Cap
                                                                                        Equity Fund               Growth Fund
                                                                                  --------------------------------------------------
                                                                                  year ended   year ended   year ended    year ended
                                                                                    9/30/07      9/30/06      9/30/07      9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                                   $     (513)  $     (300)  $   (1,930)  $   (2,093)
   Net realized gain (loss) from securities sold                                       9,940        5,261       38,846       39,786
   Net change in unrealized appreciation (depreciation) on investments                (1,650)      (1,840)      28,720      (21,999)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations                  7,777        3,121       65,636       15,694
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
      Institutional Class Shares                                                          --           --           --           --
      Investor Class Shares                                                               --           --           --           --
      Retirement Class Shares                                                             --           --           --           --
   Realized capital gains
      Institutional Class Shares                                                          --           --           --           --
      Investor Class Shares                                                           (5,701)          --           --           --
      Retirement Class Shares                                                             --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
         Total dividends and distributions                                            (5,701)          --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                                            --           --           --           --
   Proceeds from shares issued in lieu of cash distributions                              --           --           --           --
   Cost of shares redeemed                                                                --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Institutional Class Shares transactions                   --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                                         7,445       21,402       80,195      114,978
   Proceeds from shares issued upon reorganization of the
      Technology Fund into the New Enterprise Fund                                        --           --           --           --
   Proceeds from shares issued in lieu of cash distributions                           5,671           --           --           --
   Cost of shares redeemed                                                           (31,240)     (10,896)     (76,172)    (139,550)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor Class Shares transactions        (18,124)      10,506        4,023      (24,572)
------------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Proceeds from shares issued                                                            --           --           --           --
   Proceeds from shares issued in lieu of cash distributions                              --           --           --           --
   Cost of shares redeemed                                                                --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Retirement Class Shares transactions                      --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital share transactions             (18,124)      10,506        4,023      (24,572)
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                        (16,048)      13,627       69,659       (8,878)
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                                                81,340       67,713      248,271      257,149
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                  $   65,292   $   81,340   $  317,930   $  248,271
====================================================================================================================================
Undistributed net investment income                                               $       12   $       --   $      345   $       10
====================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                                 --           --           --           --
   Issued in lieu of cash distributions                                                   --           --           --           --
   Redeemed                                                                               --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Institutional Class Shares                                                --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                                430        1,231        2,703        4,244
   Issued upon reorganization of the Technology Fund into the New Enterprise Fund         --           --           --           --
   Issued in lieu of cash distributions                                                  336           --           --           --
   Redeemed                                                                           (1,796)        (647)      (2,547)      (5,180)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                                      (1,030)         584          156         (936)
------------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Issued                                                                                 --           --           --           --
   Issued in lieu of cash distributions                                                   --           --           --           --
   Redeemed                                                                               --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Retirement Class Shares                                                   --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                                         (1,030)         584          156         (936)
====================================================================================================================================

(1) Commencement of Operations.

Amounts designated as "--" are either not applicable, $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                      TURNER FUNDS 2007 ANNUAL REPORT | 48 & 49

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               Realized and
                                      Net asset       Net        unrealized    Total     Dividends   Distributions
                                        value,    investment       gains        from      from net       from           Total
                                      beginning     income      (losses) on  investment  investment     capital     dividends and
                                      of period     (loss)      investments  operations    income        gains      distributions
------------------------------------------------------------------------------------------------------------------------------------
Turner Concentrated Growth Fund -- Investor Class Shares
--------------------------------------------------------
2007                                   $ 7.60       (0.05)(3)      2.57        2.52          --            --           --
2006                                   $ 7.10       (0.08)(3)      0.58        0.50          --            --           --
2005                                   $ 5.82       (0.02)         1.30        1.28          --            --           --
2004                                   $ 6.05       (0.07)        (0.16)      (0.23)         --            --           --
2003                                   $ 4.03       (0.04)         2.06        2.02          --            --           --
-----------------------------------------------------
Turner Core Growth Fund -- Institutional Class Shares
-----------------------------------------------------
2007                                   $11.65        0.02          2.77        2.79       (0.05)           --        (0.05)
2006                                   $10.93        0.06          0.69        0.75       (0.03)           --        (0.03)
2005(6)                                $ 8.84        0.02          2.07        2.09          --            --           --
2004                                   $ 8.04       (0.03)         0.83        0.80          --            --           --
2003                                   $ 6.29       (0.03)         1.78        1.75          --            --           --
------------------------------------------------
Turner Core Growth Fund -- Investor Class Shares
------------------------------------------------
2007                                   $11.61        0.02          2.73        2.75       (0.03)           --        (0.03)
2006                                   $10.93        0.07          0.64        0.71       (0.03)           --        (0.03)
2005(2)(6)                             $10.58          --          0.35        0.35          --            --           --
----------------------------------------------------
Turner Emerging Growth Fund -- Investor Class Shares
----------------------------------------------------
2007                                   $55.97       (0.30)(3)     13.61       13.31          --         (5.22)       (5.22)
2006                                   $56.46       (0.32)(3)      3.02        2.70          --         (3.19)       (3.19)
2005                                   $50.02       (0.46)(3)     13.35       12.89          --         (6.45)       (6.45)
2004                                   $41.38       (0.39)        10.04        9.65          --         (1.01)       (1.01)
2003                                   $32.04       (0.25)         9.59        9.34          --            --           --
-------------------------------------------------------------------
Turner International Core Growth Fund -- Institutional Class Shares
-------------------------------------------------------------------
2007(5)                                $10.00        0.07 (3)      2.14        2.21          --            --           --
----------------------------------------------------------
Turner Large Cap Growth Fund -- Institutional Class Shares
----------------------------------------------------------
2007                                   $ 5.58        0.01 (3)      1.21        1.22       (0.02)           --        (0.02)
2006                                   $ 5.41        0.01 (3)      0.17        0.18       (0.01)           --        (0.01)
2005                                   $ 4.83        0.01 (3)      0.57        0.58          --*           --           --
2004                                   $ 4.62          --          0.21        0.21          --*           --           --
2003                                   $ 3.50          --          1.12        1.12          --*           --           --
-----------------------------------------------------
Turner Large Cap Growth Fund -- Investor Class Shares
-----------------------------------------------------
2007(5)                                $ 5.92        0.01 (3)      0.84        0.85          --            --           --
---------------------------------------------------------
Turner Large Cap Value Fund -- Institutional Class Shares
---------------------------------------------------------
2007                                   $11.44        0.14 (3)      1.65        1.79       (0.15)        (0.22)       (0.37)
2006 (4)                               $10.00        0.16 (3)      1.33        1.49       (0.05)           --        (0.05)


                                                                             Net        Ratio of
                                                  Net asset              assets end   net expenses
                                                 value, end    Total     of period     to average
                                                  of period    return       (000)     net assets++
---------------------------------------------------------------------------------------------------
Turner Concentrated Growth Fund -- Investor Class Shares
--------------------------------------------------------
2007                                               $10.12      33.16%     $  61,401      1.11%
2006                                               $ 7.60       7.04%     $  38,180      1.59%
2005                                               $ 7.10      21.99%     $  30,779      1.15%
2004                                               $ 5.82      (3.80)%    $  39,109      1.42%
2003                                               $ 6.05      50.12%     $  47,004      1.23%
-----------------------------------------------------
Turner Core Growth Fund -- Institutional Class Shares
-----------------------------------------------------
2007                                               $14.39      24.00%     $ 237,778      0.68%
2006                                               $11.65       6.91%     $  71,935      0.59%
2005 (6)                                           $10.93      23.64%     $  40,857      0.69% (1)
2004                                               $ 8.84       9.95%     $   5,080      1.25%
2003                                               $ 8.04      27.82%     $   5,528      1.25%
------------------------------------------------
Turner Core Growth Fund -- Investor Class Shares
------------------------------------------------
2007                                               $14.33      23.68%     $  37,541      0.94%
2006                                               $11.61       6.52%     $  23,418      0.94%
2005 (2)(6)                                        $10.93       3.31%+    $       1      0.83%
----------------------------------------------------
Turner Emerging Growth Fund -- Investor Class Shares
----------------------------------------------------
2007                                               $64.06      25.08%     $ 638,037      1.40%
2006                                               $55.97       4.95%     $ 565,227      1.40%
2005                                               $56.46      27.90%     $ 502,108      1.40%
2004                                               $50.02      23.54%     $ 366,692      1.40%
2003                                               $41.38      29.15%     $ 253,840      1.40%
-------------------------------------------------------------------
Turner International Core Growth Fund -- Institutional Class Shares
-------------------------------------------------------------------
2007 (5)                                           $12.21      22.10%+    $   2,409      1.10%
----------------------------------------------------------
Turner Large Cap Growth Fund -- Institutional Class Shares
----------------------------------------------------------
2007                                               $ 6.78      21.86%     $  37,814      0.70%
2006                                               $ 5.58       3.40%     $  19,510      0.75%
2005                                               $ 5.41      12.09%     $  43,025      0.75%
2004                                               $ 4.83       4.64%     $  67,991      0.75%
2003                                               $ 4.62      32.01%     $  79,416      0.75%
-----------------------------------------------------
Turner Large Cap Growth Fund -- Investor Class Shares
-----------------------------------------------------
2007 (5)                                           $ 6.77      14.36%+    $      87      0.94%
---------------------------------------------------------
Turner Large Cap Value Fund -- Institutional Class Shares
---------------------------------------------------------
2007                                               $12.86      15.91%     $     835      0.65%
2006 (4)                                           $11.44      14.92%+    $     580      0.59%

                                                Ratio of total    Ratio of net
                                                   expenses        investment
                                                  to average     income (loss)   Portfolio
                                                  net assets       to average    turnover
                                                                  net assets++    rate+++
-------------------------------------------------------------------------------------------
Turner Concentrated Growth Fund -- Investor Class Shares
--------------------------------------------------------
2007                                                 1.46%          (0.57)%       219.62%
2006                                                 1.79%          (1.01)%       250.81%
2005                                                 1.41%          (0.57)%       329.52%
2004                                                 1.57%          (0.99)%       498.78%
2003                                                 1.60%          (0.90)%       762.18%
-----------------------------------------------------
Turner Core Growth Fund -- Institutional Class Shares
-----------------------------------------------------
2007                                                 1.06%           0.42%        102.71%
2006                                                 1.20%           0.77%        123.67%
2005 (6)                                             1.60%           0.46%        136.36%
2004                                                 1.97%          (0.27)%       104.00%
2003                                                 2.14%          (0.34)%       187.00%
------------------------------------------------
Turner Core Growth Fund -- Investor Class Shares
------------------------------------------------
2007                                                 1.31%           0.15%        102.71%
2006                                                 1.43%           0.23%        123.67%
2005 (2)(6)                                          2.50%           0.33%        136.36%
----------------------------------------------------
Turner Emerging Growth Fund -- Investor Class Shares
----------------------------------------------------
2007                                                 1.48%          (0.50)%        87.53%
2006                                                 1.44%          (0.57)%        77.87%
2005                                                 1.44%          (0.90)%        73.50%
2004                                                 1.42%          (0.85)%       122.45%
2003                                                 1.44%          (0.81)%       147.77%
-------------------------------------------------------------------
Turner International Core Growth Fund -- Institutional Class Shares
-------------------------------------------------------------------
2007 (5)                                             4.63%           0.99%        111.08%
----------------------------------------------------------
Turner Large Cap Growth Fund -- Institutional Class Shares
----------------------------------------------------------
2007                                                 1.23%           0.23%        118.85%
2006                                                 1.16%           0.26%        194.17%
2005                                                 1.10%           0.16%        154.66%
2004                                                 0.94%           0.11%        165.94%
2003                                                 0.97%           0.03%        201.35%
-----------------------------------------------------
Turner Large Cap Growth Fund -- Investor Class Shares
-----------------------------------------------------
2007 (5)                                             1.51%           0.13%        118.85%
---------------------------------------------------------
Turner Large Cap Value Fund -- Institutional Class Shares
---------------------------------------------------------
2007                                                 5.25%           1.15%        270.76%
2006 (4)                                             7.71%           1.52%        251.67%

*     Amount represents less than $0.01 per share.

+     Total return is for the period indicated and has not been annualized.

++    Inclusive of fees paid indirectly, waivers and/or reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) For the period October 1, 2004 through February 25, 2005, the total expense cap was 1.25%. Effective February 26, 2005, the total expense cap was changed to 0.59%.

(2) Commenced operations on August 1, 2005. All ratios for the period have been annualized.

(3)   Based on average shares outstanding.

(4) Commenced operations on October 10, 2005. All ratios for the period have been annualized.

(5) Commenced operations on January 31, 2007. All ratios for the period have been annualized.

(6) Effective February 25, 2005, the Constellation TIP Core Growth Fund reorganized with and into a newly-created series of the Turner Funds, the Turner Core Growth Fund.

Amounts designated as "--" are either $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                      TURNER FUNDS 2007 ANNUAL REPORT | 50 & 51

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                          Net asset        Net        Realized and     Total    Dividends   Distributions    Tax
                           value,      investment      unrealized      from      from net        from       Return      Total
                          beginning      income         gains on    investment  investment     capital        of    dividends and
                          of period      (loss)        investments  operations    income        gains      Capital  distributions
-----------------------------------------------------------------------------------------------------------------------------------
Turner Midcap Equity Fund -- Institutional Class Shares
-------------------------------------------------------
2007 (3)                   $10.00        0.04 (1)(2)      0.64         0.68          --            --          --          --
--------------------------------------------------
Turner Midcap Equity Fund -- Investor Class Shares
--------------------------------------------------
2007 (3)                   $10.00       (0.02)(1)         0.63         0.61          --            --          --          --
--------------------------------------------------
Turner Midcap Growth Fund -- Investor Class Shares
--------------------------------------------------
2007                       $27.63       (0.20)(1)         8.28         8.08          --            --          --          --
2006                       $26.39       (0.08)(1)         1.32         1.24          --            --          --          --
2005                       $20.99       (0.19)(1)         5.59         5.40          --            --          --          --
2004                       $19.54       (0.18)(1)         1.63         1.45          --            --          --          --
2003                       $13.78       (0.14)(1)         5.90         5.76          --            --          --          --
----------------------------------------------------
Turner Midcap Growth Fund -- Retirement Class Shares
----------------------------------------------------
2007                       $26.96       (0.30)(1)         8.08         7.78          --            --          --          --
2006                       $25.89       (0.23)(1)         1.30         1.07          --            --          --          --
2005                       $20.69       (0.30)(1)         5.50         5.20          --            --          --          --
2004                       $19.36       (0.28)(1)         1.61         1.33          --            --          --          --
2003                       $13.72       (0.23)(1)         5.87         5.64          --            --          --          --
---------------------------------------------------
Turner New Enterprise Fund -- Investor Class Shares
---------------------------------------------------
2007                       $ 6.26       (0.07)(1)         2.53         2.46          --            --          --          --
2006                       $ 5.86       (0.07)(1)         0.47 (2)     0.40          --            --          --          --
2005                       $ 4.52       (0.03)            1.37         1.34          --            --          --          --
2004                       $ 4.34       (0.06)            0.24 (2)     0.18          --            --          --          --
2003                       $ 2.27       (0.02)            2.09         2.07          --            --          --          --
-----------------------------------------------------
Turner Small Cap Equity Fund -- Investor Class Shares
-----------------------------------------------------
2007                       $16.94       (0.12)(1)         1.79         1.67          --         (1.30)         --       (1.30)
2006                       $16.06       (0.07)(1)         0.95         0.88          --            --          --          --
2005                       $13.92       (0.11)(1)         2.25         2.14          --            --          --          --
2004                       $12.27       (0.02)            2.95         2.93          --         (1.23)      (0.05)      (1.28)
2003                       $ 9.30       (0.02)            3.00         2.98       (0.01)           --          --       (0.01)
-----------------------------------------------------
Turner Small Cap Growth Fund -- Investor Class Shares
-----------------------------------------------------
2007                       $26.17       (0.20)(1)         7.01         6.81          --            --          --          --
2006                       $24.68       (0.21)(1)         1.70         1.49          --            --          --          --
2005                       $21.33       (0.01)            3.36         3.35          --            --          --          --
2004                       $18.88       (0.19)            2.64         2.45          --            --          --          --
2003                       $12.62       (0.12)            6.38         6.26          --            --          --          --

                                                                                                      Ratio of net
                                                            Net        Ratio of      Ratio of total    investment
                                 Net asset              assets end    net expenses      expenses      income (loss)   Portfolio
                                 value, end    Total     of period     to average      to average      to average      turnover
                                 of period    return       (000)      net assets++     net assets      net assets++    rate+++
--------------------------------------------------------------------------------------------------------------------------------
Turner Midcap Equity Fund -- Institutional Class Shares
-------------------------------------------------------
2007 (3)                          $ 10.68      6.80%+   $        --       0.90%       31.25%          0.60%             97.57%
--------------------------------------------------
Turner Midcap Equity Fund -- Investor Class Shares
--------------------------------------------------
2007 (3)                          $ 10.61      6.10%+   $       532       1.15%       22.26%         (0.26)%            97.57%
--------------------------------------------------
Turner Midcap Growth Fund -- Investor Class Shares
--------------------------------------------------
2007                              $ 35.71     29.24%    $ 1,340,172       1.18%        1.24%         (0.63)%           155.27%
2006                              $ 27.63      4.70%    $ 1,113,201       1.18%        1.18%         (0.30)%           134.55%
2005                              $ 26.39     25.73%    $   955,730       1.20%        1.20%         (0.78)%           151.63%
2004                              $ 20.99      7.42%    $   857,899       1.16%        1.16%         (0.84)%           167.17%
2003                              $ 19.54     41.80%    $   773,788       1.15%        1.18%         (0.87)%           208.80%
----------------------------------------------------
Turner Midcap Growth Fund -- Retirement Class Shares
----------------------------------------------------
2007                              $ 34.74     28.86%    $     6,212       1.49%        1.56%         (0.98)%           155.27%
2006                              $ 26.96      4.13%    $     2,444       1.68%        1.68%         (0.83)%           134.55%
2005                              $ 25.89     25.13%    $     1,833       1.70%        1.70%         (1.28)%           151.63%
2004                              $ 20.69      6.87%    $     1,395       1.66%        1.66%         (1.35)%           167.17%
2003                              $ 19.36     41.11%    $       423       1.65%        1.68%         (1.36)%           208.80%
---------------------------------------------------
Turner New Enterprise Fund -- Investor Class Shares
---------------------------------------------------
2007                              $  8.72     39.30%    $    70,145       1.27%        1.73%         (0.98)%           173.48%
2006                              $  6.26      6.83%    $    24,040       1.61%        2.06%         (1.02)%           234.62%
2005                              $  5.86     29.65%    $     9,144       1.36%        1.87%         (1.14)%           226.82%
2004                              $  4.52      4.15%    $    10,805       1.18%        1.51%         (0.83)%           382.08%
2003                              $  4.34     91.19%    $    13,468       1.16%        1.99%         (0.95)%           451.37%
-----------------------------------------------------
Turner Small Cap Equity Fund -- Investor Class Shares
-----------------------------------------------------
2007                              $ 17.31     10.14%    $    65,292       1.36%        1.59%         (0.70)%           156.55%
2006                              $ 16.94      5.48%    $    81,340       1.24%        1.70%         (0.39)%           143.43%
2005                              $ 16.06     15.37%    $    67,713       1.43%        1.67%         (0.71)%           170.22%
2004                              $ 13.92     24.75%    $    29,171       1.35%        1.94%         (0.25)%           221.99%
2003                              $ 12.27     32.04%    $    12,557       1.32%        2.05%         (0.26)%           287.39%
-----------------------------------------------------
Turner Small Cap Growth Fund -- Investor Class Shares
-----------------------------------------------------
2007                              $ 32.98     26.02%    $   317,930       1.25%        1.48%         (0.65)%           134.34%
2006                              $ 26.17      6.04%    $   248,271       1.25%        1.42%         (0.79)%           154.27%
2005                              $ 24.68     15.71%    $   257,149       1.25%        1.44%         (0.91)%           152.96%
2004                              $ 21.33     12.98%    $   237,213       1.25%        1.41%         (0.95)%           151.02%
2003                              $ 18.88     49.60%    $   192,791       1.25%        1.41%         (0.79)%           187.95%

+     Total return is for the period indicated and has not been annualized.

++    Inclusive of fees paid indirectly, waivers and/or reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1)   Based on average shares outstanding.

(2) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

(3) Commenced operations on January 31, 2007. All ratios for the period have been annualized.

Amounts designated as "--" are either $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                      TURNER FUNDS 2007 ANNUAL REPORT | 52 & 53

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2007

1. ORGANIZATION:

Turner Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eleven active portfolios as of September 30, 2007. The financial statements included herein are those of the Turner Concentrated Growth Fund (the "Concentrated Growth Fund"), the Turner Core Growth Fund (the "Core Growth Fund"), the Turner Emerging Growth Fund (the "Emerging Growth Fund"), the Turner International Core Growth Fund (the "International Core Growth Fund"), the Turner Large Cap Growth Fund (the "Large Cap Growth Fund"), the Turner Large Cap Value Fund (the "Large Cap Value Fund"), the Turner Midcap Equity Fund (the "Midcap Equity Fund"), the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner New Enterprise Fund (the "New Enterprise Fund"), the Turner Small Cap Equity Fund (the "Small Cap Equity Fund") and the Turner Small Cap Growth Fund (the "Small Cap Growth Fund"), each a "Fund" and collectively the "Funds." The Large Cap Value Fund commenced operations on October 10, 2005. The International Core Growth Fund and the Midcap Equity Fund commenced operations on January 31, 2007.

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Large Cap Growth Fund and the Concentrated Growth Fund, each of which are non-diversified.

The Funds are registered to offer different classes of shares: Institutional Class Shares, Investor Class Shares, Retirement Class Shares, or a combination of the three. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

On September 27, 2006, the assets of the Turner Technology Fund (the "Technology Fund") were reorganized into the New Enterprise Fund. Under the Agreement and Plan of Reorganization, 1,589,625 shares of the Technology Fund were exchanged for 1,674,572 shares of the New Enterprise Fund in a tax-free exchange.

Upon the business combination of such Funds on September 27, 2006, the net assets of the Technology Fund, which included paid-in-capital of $137,747,073, accumulated realized losses of $129,088,165 and unrealized gains of $1,786,570, combined with the New Enterprise Fund were $24,141,573. The aggregate net assets of the Technology and New Enterprise Funds immediately before the reorganization were $10,445,478 and $13,696,095, respectively.

The Emerging Growth, Small Cap Equity and Small Cap Growth Funds were closed to new investors on March 7, 2000, May 1, 2005 and July 31, 2004, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

      USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION--Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund

54 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

      calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund's Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and approved by the Committee, the Administrator notifies the Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

      The Fund uses FT Interactive Data Corp. ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities in the International Core Growth Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Core Growth Fund values its non-U.S. securities that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the International Core Growth Fund's Administrator and may request that a meeting of the Committee be held.

      If a local market in which the International Core Growth Fund owns securities is closed for one or more days or a portion of a day, the International Core Growth Fund shall value all securities held in that corresponding currency based on the fair value prices provided by FT using the predetermined confidence interval discussed above.

      SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

      FOREIGN CURRENCY TRANSLATION--The books and records of the International Core Growth Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The International Core Growth Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the International Core Growth Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      EXPENSES--Expenses that are specifically attributed to one of the Funds are charged to that Fund. Certain other expenses of the Funds are prorated among the Funds on the basis of relative daily net assets. Other common expenses of the Trust are allocated among the Funds on the basis of relative daily net assets.

      CLASSES--Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

      DIVIDENDS AND DISTRIBUTIONS--The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and trustees of the Trust are also officers or employees of Turner Investment Partners, Inc. ("Turner") or SEI Global Funds Services ("SEI"), the Trust's sub-administrator. With the exception of the Trust's Chief Compliance Officer, such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

SEI Investments Distribution Co. (the "Distributor") provides distribution services to the Funds under a

                                            TURNER FUNDS 2007 ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Distribution Agreement. Prior to January 1, 2006, Constellation Investment Distribution Company, Inc. provided distribution services to the Funds.

4. ADMINISTRATION, SHAREHOLDER SERVICING, DISTRIBUTION AND TRANSFER AGENT
   AGREEMENTS:

Turner provides administrative services to the Funds under Administration Agreements with the Trust. For its services, Turner receives an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion and 0.12% of the aggregate average daily net assets of the Trust over $2 billion. Prior to February 1, 2007, Turner had contractually agreed to limit its administrator fee in the Core Growth Fund, Institutional Class Shares to 0.05% through January 31, 2007. Effective February 1, 2007, Turner has discontinued this arrangement. Under a separate Sub-Administration Agreement between Turner and SEI, SEI provides sub-administrative services to the Trust. For the year ended September 30, 2007, SEI was paid $1,023,738 by Turner.

The Funds have adopted a Distribution Plan for Investor Class and Retirement Class Shares (the "Distribution Plan") under which firms, including the Distributor, that provide distribution services may receive compensation. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Distributor is entitled to receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of the Fund's average daily net assets attributable to Investor Class or Retirement Class Shares that are subject to the arrangement in return for providing a broad range of distribution services. Currently, the Retirement Class Shares of the Midcap Growth Fund pay the Distributor 0.25% in distribution fees.

The Funds have also adopted Shareholder Services Plans (the "Shareholder Services Plans"). Under the Shareholder Services Plans, Service Providers are entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Investor Class and Retirement Class Shares that are subject to the arrangement in return for providing shareholder services. Currently, Investor Class Shares of the Concentrated Growth Fund, Core Growth Fund, Emerging Growth Fund, Large Cap Growth Fund, Midcap Equity Fund, Midcap Growth Fund, New Enterprise Fund, Small Cap Equity Fund, and Small Cap Growth Fund, and Retirement Class Shares of the Midcap Growth Fund pay 0.25% in shareholder servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The following Funds reimbursed Turner for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds during the year ended September 30, 2007:

                                                                       AMOUNT
                                                                    -----------
Concentrated Growth Fund                                            $    16,246
Core Growth Fund                                                         30,999
Emerging Growth Fund                                                    343,142
International Core Growth Fund                                               --
Large Cap Growth Fund                                                    27,758
Large Cap Value Fund                                                         --
Midcap Equity Fund                                                           --
Midcap Growth Fund                                                      644,976
New Enterprise Fund                                                       4,863
Small Cap Equity Fund                                                    36,542
Small Cap Growth Fund                                                   135,928

The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended September 30, 2007, the following Funds earned cash management credits which were used to offset transfer agent expenses. These amounts are labeled as "Fees Paid Indirectly" on the Statements of Operations.

                                                                       AMOUNT
                                                                    -----------
Concentrated Growth Fund                                            $     8,552
Core Growth Fund                                                            847
Emerging Growth Fund                                                      8,765
International Core Growth Fund                                               61
Large Cap Growth Fund                                                       396
Large Cap Value Fund                                                        166
Midcap Equity Fund                                                          114
Midcap Growth Fund                                                       26,487
New Enterprise Fund                                                      13,016
Small Cap Equity Fund                                                     1,414
Small Cap Growth Fund                                                    11,284

5. INVESTMENT ADVISORY AGREEMENT:

The Trust and Turner are parties to an Investment Advisory Agreement dated April 28, 1996 under which Turner receives a fee that is calculated daily and paid monthly, based on the average daily net assets of certain Funds. Pursuant to an Amended and Restated Advisory Agreement dated November 17, 2006, Turner Investment Management LLC, an affiliate of Turner, serves as the investment adviser for the Small Cap Equity Fund and Midcap Equity Fund.

For their services, Turner and Turner Investment Management LLC receive annual fees which are calculated daily and paid monthly, based on average daily net assets. Turner and Turner Investment Management LLC have contractually agreed to waive all or a portion of their fees and to reimburse expenses in order to limit operating expenses to a specified percentage of the average daily net assets of certain Funds on an annualized basis through January 31, 2008. Accordingly, the advisory fee and expense caps for certain Funds are as follows:

56 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

                                          ADVISORY FEES    TOTAL EXPENSE CAP(8)
                                          -------------   ----------------------
Core Growth Fund                              0.75%               0.69%(1),(3)
Emerging Growth Fund                          1.00                1.40
International Core Growth Fund                0.85                1.10
Large Cap Growth Fund                         0.60                0.69(1)(4)
Large Cap Value Fund                          0.60                0.69(5)
Midcap Equity Fund                            0.75                0.90(1)
Midcap Growth Fund                            0.75                1.18(2)(6)
Small Cap Equity Fund                         0.95                1.45(7)
Small Cap Growth Fund                         1.00                1.25

(1) REPRESENTS MAXIMUM EXPENSE CAP FOR INSTITUTIONAL CLASS SHARES WHERE FUNDS OFFER BOTH INSTITUTIONAL CLASS SHARES AND INVESTOR CLASS SHARES.

(2) REPRESENTS MAXIMUM EXPENSE CAP FOR INVESTOR CLASS SHARES WHERE FUNDS OFFER BOTH INVESTOR CLASS SHARES AND RETIREMENT CLASS SHARES.

(3) PRIOR TO FEBRUARY 1, 2007, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 0.59%. PRIOR TO THE REORGANIZATION OF THE CONSTELLATION TIP CORE GROWTH FUND ON FEBRUARY 25, 2005, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 1.25%.

(4)   PRIOR TO FEBRUARY 1, 2007, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 0.75%.

(5)   PRIOR TO FEBRUARY 1, 2007, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 0.59%.

(6)   PRIOR TO FEBRUARY 1, 2007, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 1.25%.

(7) PRIOR TO FEBRUARY 1, 2007, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 1.20%. PRIOR TO DECEMBER 1, 2005, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 1.45%.

(8) TURNER INVESTMENT PARTNERS, INC. HAS CONTRACTUALLY AGREED TO WAIVE FUND EXPENSES TO KEEP THE NET TOTAL OPERATING EXPENSES FOR THE CORE GROWTH FUND, EMERGING GROWTH FUND, INTERNATIONAL CORE GROWTH FUND, LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND, MIDCAP EQUITY FUND, MIDCAP GROWTH FUND, AND THE SMALL CAP GROWTH FUND FROM EXCEEDING 0.69%, 1.40%, 1.10%, 0.69%, 0.69%, 0.90%, 1.18%, AND 1.25%, RESPECTIVELY, THROUGH JANUARY 31, 2008.
      TURNER INVESTMENT MANAGEMENT LLC HAS CONTRACTUALLY AGREED TO WAIVE FUND EXPENSES TO KEEP THE NET TOTAL OPERATING EXPENSES FOR THE SMALL CAP EQUITY FUND FROM EXCEEDING 1.45% THROUGH JANUARY 31, 2008.

For the remaining Funds, the advisory fee is comprised of a base fee and a performance adjustment that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund's performance benchmark. The Fund's base fee (1.10% for all Funds) is accrued daily and paid monthly, based on the Fund's average net assets during the current month.

The performance adjustment is calculated and paid monthly by comparing the Fund's performance to that of the Fund's performance benchmark over the current month plus the previous 11 months (the "performance period"). The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Fund's base fee.

In cases where the advisory fee is comprised of a base fee and a performance adjustment, Turner has voluntarily agreed to waive all or a portion of their fees and to reimburse expenses in order to keep such Fund's "other expenses" (excluding distribution fees) from exceeding a specified percentage of the average daily net assets of the Fund on an annualized basis. Accordingly, the base advisory fee, annual adjustment rate, over/under performance relative to the benchmark threshold, and other expense cap are as follows:

                                  BASE       ANNUAL                      OTHER
                                ADVISORY   ADJUSTMENT    BENCHMARK     EXPENSES
                                   FEE        RATE      THRESHOLD(1)      CAP
                                --------   ----------   ------------   ---------
Concentrated Growth Fund          1.10%     +/-0.40%      +/-2.50%       0.25%
New Enterprise Fund               1.10      +/-0.40       +/-2.50        0.25

(1) SEE THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION REGARDING THE FUNDS' PERFORMANCE BENCHMARK.

During the year ended September 30, 2007, the Funds' advisory fees, before waivers, were adjusted in accordance with the policy described above:

                                                                         NET
                                              BASE                     ADVISER
                                             ADVISER   PERFORMANCE   FEE BEFORE
                                               FEE      ADJUSTMENT     WAIVERS
                                            --------   -----------   -----------
Concentrated Growth Fund                    $403,049    $(87,908)     $315,141
New Enterprise Fund                          279,022     (20,812)      258,210

6. REDEMPTION FEES:

Sales or exchanges out of the Core Growth Fund, Large Cap Value Fund, New Enterprise Fund and the Small Cap Equity Fund, within 90 days of purchase are not currently subject to a redemption fee of 2.00%, but may be in the future. The Funds will provide notice to shareholders before they implement the redemption fee.

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended September 30, 2007 were as follows
(000):

                                                         PURCHASES      SALES
                                                           (000)        (000)
                                                        ----------   -----------
Concentrated Growth Fund                                $   92,770   $   81,994
Core Growth Fund                                           301,660      171,712
Emerging Growth Fund                                       466,258      541,072
International Core Growth Fund                               3,897        1,931
Large Cap Growth Fund                                       41,932       28,649
Large Cap Value Fund                                         2,160        2,009
Midcap Equity Fund                                             873          363
Midcap Growth Fund                                       1,799,838    1,902,702
New Enterprise Fund                                         65,532       45,051
Small Cap Equity Fund                                      115,264      137,526
Small Cap Growth Fund                                      388,104      386,183

                                            TURNER FUNDS 2007 ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. FEDERAL TAX POLICIES AND INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains, if any, are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, REIT adjustments and net operating losses. The character and timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts during the fiscal year ended September 30, 2007 (000):

                                         UNDISTRIBUTED
                                              NET         ACCUMULATED
                                           INVESTMENT    NET REALIZED   PAID-IN
FUND                                         INCOME       GAIN/(LOSS)   CAPITAL
----                                     -------------   ------------   --------
Concentrated Growth Fund                    $   215        $    --      $  (215)
Emerging Growth Fund                          6,197         (2,769)      (3,428)
International Core Growth Fund                   (7)             7           --
Midcap Equity Fund                                1             --           (1)
Midcap Growth Fund                            7,636            (27)      (7,609)
New Enterprise Fund                             276             --         (276)
Small Cap Equity Fund                           525           (470)         (55)
Small Cap Growth Fund                         2,265            (39)      (2,226)

These reclassifications have no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended September 30, 2007 and September 30, 2006 were as follows (000):

                                             ORDINARY    LONG-TERM
                                              INCOME    CAPITAL GAIN      TOTAL
                                             --------   ------------   ---------
Core Growth Fund
   2007                                      $   496      $     --     $    496
   2006                                          163            --          163
Emerging Growth Fund
   2007                                      $    --      $ 50,964     $ 50,964
   2006                                        8,774        20,741       29,515
Large Cap Growth Fund
   2007                                      $    66      $     --     $     66
   2006                                          109            --          109
Large Cap Value Fund
   2007                                      $    21      $     --     $     21
   2006*                                           2            --            2
Small Cap Equity Fund
   2007                                      $   128      $  5,573     $  5,701
   2006                                           --            --           --

* PERIOD FROM INCEPTION OCTOBER 10, 2005 THROUGH SEPTEMBER 30, 2006.

58 | TURNER FUNDS 2007 ANNUAL REPORT

--------------------------------------------------------------------------------

As of September 30, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

                                                                                                                           TOTAL
                                                                                                                       DISTRIBUTABLE
                                 UNDISTRIBUTED   UNDISTRIBUTED     CAPITAL       POST-                      OTHER        EARNINGS
                                    ORDINARY       LONG-TERM         LOSS       OCTOBER    UNREALIZED     TEMPORARY    (ACCUMULATED
                                     INCOME      CAPITAL GAIN    CARRYFORWARD   LOSSES    APPRECIATION   DIFFERENCES      LOSSES)
                                 -------------   -------------   ------------   -------   ------------   -----------   -------------
Concentrated Growth Fund             $   --         $    --       $(148,814)    $    --     $  8,890         $  6        $(139,918)
Core Growth Fund                        530              --          (2,605)     (1,111)      47,589           --           44,403
Emerging Growth Fund                  2,911          67,356              --          --      179,208          481          249,956
International Core Growth Fund            4              --              --         (31)         401           --              374
Large Cap Growth Fund                    41              --         (15,534)         --        6,553            1           (8,939)
Large Cap Value Fund                     46             40               --          --           74           --              160
Midcap Equity Fund                       --              --              --         (19)          24           --                5
Midcap Growth Fund                       --              --        (284,254)         --      343,070          202           59,018
New Enterprise Fund                      --              --          (9,902)         --       10,040           27              165
Small Cap Equity Fund                 3,122           5,838              --          --        5,096           13           14,069
Small Cap Growth Fund                    --              --         (53,609)         --       53,282          343               16

Post-October losses represent losses realized on investment transactions from November 1, 2006 through September 30, 2007 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At September 30, 2007, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates
(000):

                                                         EXPIRING SEPTEMBER 30,
                                -------------------------------------------------------------------
                                  2009       2010        2011      2013    2014    2015     TOTAL
                                -------   ---------   ---------   -----   -----   -----   ---------
Concentrated Growth Fund        $ 3,435   $ 132,529   $  12,850   $  --   $  --   $  --   $ 148,814
Core Growth Fund                     --          --       1,578      --     200     827       2,605
Large Cap Growth Fund                --         396      15,138      --      --      --      15,534
Midcap Growth Fund                   --     154,754     129,500      --      --      --     284,254
New Enterprise Fund                  --       9,269         386     247      --      --       9,902
Small Cap Growth Fund                --      27,615      25,994      --      --      --      53,609

During the year ended September 30, 2007, the Concentrated Growth Fund, Large Cap Growth Fund, Midcap Growth Fund, New Enterprise Fund, and the Small Cap Growth Fund utilized capital loss carryforwards of $7,618,820, $718,537, $132,793,380, $2,181,351, $38,612,061 respectively, to offset capital gains.

At September 30, 2007, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for the securities held by the Funds were as follows (000):

                                                                                NET
                                  FEDERAL      UNREALIZED     UNREALIZED     UNREALIZED
FUND                             TAX COST     APPRECIATION   DEPRECIATION   APPRECIATION
----                            -----------   ------------   ------------   ------------
Concentrated Growth Fund        $    65,803    $   9,042      $   (152)      $   8,890
Core Growth Fund                    220,477       48,776        (1,187)         47,589
Emerging Growth Fund                559,948      187,002        (7,794)        179,208
International Core Growth Fund        1,991          403            (2)            401
Large Cap Growth Fund                39,795        6,663          (110)          6,553
Large Cap Value Fund                    760           88           (14)             74
Midcap Equity Fund                      510           39           (15)             24
Midcap Growth Fund                1,042,404      349,750        (6,680)        343,070
New Enterprise Fund                  56,573       10,291          (251)         10,040
Small Cap Equity Fund                63,499        7,143        (2,047)          5,096
Small Cap Growth Fund               379,616       58,149        (4,867)         53,282

                                            TURNER FUNDS 2007 ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9. CONCENTRATIONS/RISKS:

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

10. LOANS OF PORTFOLIO SECURITIES:

The Funds may lend securities in their portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans, made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 100% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds receive an annual fee for their participation in the Lending Agreement based on projected lending activity.

In the event of bankruptcy of the borrower, realization/ retention of the collateral may be subject to legal proceedings.

11. NEW ACCOUNTING PRONOUNCEMENTS:

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Based on its analysis, management has determined that the adoption of FIN 48 will not have a material impact to the Funds' financial statements upon adoption. The International Core Growth Fund and the Midcap Equity Fund adopted FIN 48 and management has determined that the adoption of FIN 48 did not have a material impact to the financial statements of the International Core Growth Fund and the Midcap Equity Fund, respectively. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007 the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

60 | TURNER FUNDS 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TURNER FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Turner Concentrated Growth Fund, Turner Core Growth Fund, Turner Emerging Growth Fund, Turner International Core Growth Fund, Turner Large Cap Growth Fund, Turner Large Cap Value Fund, Turner Midcap Equity Fund, Turner Midcap Growth Fund, Turner New Enterprise Fund, Turner Small Cap Equity Fund, and Turner Small Cap Growth Fund, (collectively, the Funds), as of September 30, 2007, and the related statements of operations for the year then ended, the changes in net assets and the financial highlights for each of the years or periods in the three-year period then ended and the financial highlights for each of the years in the four-year period then ended for the Turner Core Growth Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Turner Small Cap Equity Fund, Turner New Enterprise Fund, Turner Concentrated Growth Fund, Turner Large Cap Growth Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Emerging Growth Fund, for the years or periods ended September 30, 2004 and prior, and the financial highlights of the Turner Core Growth Fund for the year ended September 30, 2003 were audited by other auditors. Those auditors expressed unqualified opinions on those financial highlights in their reports dated November 3, 2004 and November 13, 2003, respectively.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Turner Funds as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets in each of the years in the two-year period then ended, and their financial highlights for the periods indicated in the paragraph above, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
November 21, 2007

                                            TURNER FUNDS 2007 ANNUAL REPORT | 61

NOTICE TO SHAREHOLDERS                                               (Unaudited)
--------------------------------------------------------------------------------

For shareholders that do not have a September 30th, 2007 tax year end, this notice is for informational purposes only. For shareholders with a September 30th, 2007 year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended September 30th, 2007, each portfolio is designating the following items with regard to distributions paid during the year.

                                                                                  DIVIDENDS
                                      LONG                                        QUALIFYING
                                      TERM                                           FOR
                                   (15% RATE)                                     CORPORATE                               QUALIFYING
                                    CAPITAL         ORDINARY                      DIVIDENDS     QUALIFYING   QUALIFYING   SHORT-TERM
                                      GAIN           INCOME          TOTAL        RECEIVABLE     DIVIDEND     INTEREST      CAPITAL
                                  DISTRIBUTION   DISTRIBUTIONS   DISTRIBUTIONS   DEDUCTION(1)    INCOME(2)    INCOME(3)     GAIN(4)
                                  ------------   -------------   -------------   ------------   ----------   ----------   ----------
Turner Concentrated
   Growth Fund ................        0.00%          0.00%           0.00%           0.00%         0.00%       0.00%        0.00%

Turner Core
   Growth Fund ................        0.00%        100.00%         100.00%         100.00%       100.00%       0.00%        0.00%

Turner Emerging
   Growth Fund ................      100.00%          0.00%         100.00%           0.00%         0.00%       0.00%        0.00%

Turner International
   Core Growth Fund* ..........        0.00%          0.00%           0.00%           0.00%         0.00%       0.00%        0.00%

Turner Large Cap
   Growth Fund ................        0.00%        100.00%         100.00%         100.00%       100.00%       0.00%        0.00%

Turner Large Cap
   Value Fund .................        0.99%         99.01%         100.00%          39.45%        38.65%       0.00%      100.00%

Turner Midcap
   Equity Fund ................        0.00%          0.00%           0.00%           0.00%         0.00%       0.00%        0.00%

Turner Midcap
   Growth Fund ................        0.00%          0.00%           0.00%           0.00%         0.00%       0.00%        0.00%

Turner New
   Enterprise Fund ............        0.00%          0.00%           0.00%           0.00%         0.00%       0.00%        0.00%

Turner Small Cap
   Equity Fund ................       97.75%          2.25%         100.00%          10.72%        10.44%       0.00%      100.00%

Turner Small Cap
   Growth Fund ................        0.00%          0.00%           0.00%           0.00%         0.00%       0.00%        0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of "Ordinary Income Distributions".

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distribuions". It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

* The Turner International Core Growth Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2007 the total amount of foreign source income is $23,391. The total amount of foreign tax paid is $2,406. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the Shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

62 | TURNER FUNDS 2007 ANNUAL REPORT

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

                                          TERM OF                                                 NUMBER OF
                                          OFFICE                                                PORTFOLIOS IN
                           POSITION     AND LENGTH                                                 COMPLEX              OTHER
                          HELD WITH       OF TIME           PRINCIPAL OCCUPATION(S)                OVERSEEN         DIRECTORSHIPS
NAME, ADDRESS, AND AGE     THE FUND      SERVED(2)            DURING PAST 5 YEARS                 BY TRUSTEE            HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Turner           Trustee        Trustee     Chairman and Chief Investment Officer           11        Bradley University,
1205 Westlakes Drive                    since 1996    of Turner since 1990.                                     The Crossroads
Suite 100                                                                                                       School, City Team
Berwyn, PA 19312                                                                                                Ministries
(51)
------------------------------------------------------------------------------------------------------------------------------------
*Mr. Turner is deemed to be an "Interested Trustee" by virtue of his relationship with Turner Investment Partners, Inc.
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES(1)
------------------------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato          Trustee        Trustee     Associate Vice President and                    11                 N/A
(49)                                    since 1996    Treasurer, Thomas Jefferson University
                                                      since 2003, Treasurer since 1995.
------------------------------------------------------------------------------------------------------------------------------------
Janet F. Sansone           Trustee        Trustee     Self-employed. Consultant since 1999.           11                 N/A
(62)                                    since 1996    Senior Vice President of Human
                                                      Resources of Frontier Corporation
                                                      (telecommunications company),
                                                      (1993-1999).
------------------------------------------------------------------------------------------------------------------------------------
Dr. John T. Wholihan       Trustee        Trustee     Professor and Dean, Loyola Marymount            11                AACSB
(69)                                    since 1996    University, since 1984.                                       International
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Trala, Jr.      President      President    Chief Operating Officer of Turner              N/A                 N/A
1205 Westlakes Drive                    since 2004    since 2004 and Chief Financial Officer
Suite 100                                             since 1995.
Berwyn, PA 19312
(40)
------------------------------------------------------------------------------------------------------------------------------------
Michael Lawson            Controller    Controller    Director, SEI Investments since July           N/A                 N/A
SEI Investments,          and Chief      and Chief    2005. Manager, SEI Investments from
One Freedom               Financial      Financial    April 1995 to February 1998 and
Valley Drive               Officer        Officer     November 1998 to July 2005.
Oaks, PA 19456                          since 2005
(46)
------------------------------------------------------------------------------------------------------------------------------------
Brian McNally                Vice          Vice       General Counsel and Chief Compliance           N/A                 N/A
1205 Westlakes Drive      President,     President    Officer of Turner Investment Partners,
Suite 100                   Chief       since 2002    Inc. Previously Assistant General
Berwyn, PA 19312          Compliance       Chief      Counsel with Bank of America
(49)                     Officer and    Compliance    (September 1997-July 2002); Associate
                          Secretary     Officer and   at Kirkpatrick & Lockhart LLP
                                         Secretary    (1995-1997); Senior Litigation
                                        since 2004    Counsel, U.S. Securities & Exchange
                                                      Commission (1990-1995).
------------------------------------------------------------------------------------------------------------------------------------
Calvin Fisher                Vice          Vice       Director, Mutual Fund Administration           N/A                 N/A
1205 Westlakes Drive      President      President    (since 2005); Manager, Mutual Fund
Suite 100                    and            and       Administration (2001-2005).
Berwyn, PA 19312          Assistant      Assistant
(34)                      Secretary      Secretary
                                        since 2006
------------------------------------------------------------------------------------------------------------------------------------

(1) Each non interested trustee may be contacted by writing to Turner Funds 1205 Westlakes Drive Suite 100 Berwyn, PA 19312 Attn: Brian F. McNally

(2) Each trustee serves until his/her respective successor has been duly elected and qualified. Each officer serves a 1 year term.

The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers.

The SAI may be obtained without charge by calling 1-800-224-6312.

                                            TURNER FUNDS 2007 ANNUAL REPORT | 63

DISCLOSURE OF FUND EXPENSES                                          (Unaudited)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, distribution (12b-1) and/or shareholder services and other expenses. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It provides information about hypothetical account values and expenses based on the Fund's actual expense ratio (column 3) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This section is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period.

                                                                         BEGINNING       ENDING                    EXPENSES
                                                                          ACCOUNT        ACCOUNT     ANNUALIZED      PAID
                                                                           VALUE          VALUE        EXPENSE      DURING
                                                                          4/1/07         9/30/07       RATIOS       PERIOD*
-----------------------------------------------------------------------------------------------------------------------------
Turner Concentrated Growth Fund - Investor Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                  $   1,000.00   $   1,250.90       1.27%    $     7.17
   Hypothetical 5% Return                                                  1,000.00       1,018.70       1.27           6.43
-----------------------------------------------------------------------------------------------------------------------------
Turner Core Growth Fund - Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,154.90       0.69           3.73
   Hypothetical 5% Return                                                  1,000.00       1,021.61       0.69           3.50
-----------------------------------------------------------------------------------------------------------------------------
Turner Core Growth Fund - Investor Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,153.80       0.94           5.08
   Hypothetical 5% Return                                                  1,000.00       1,020.36       0.94           4.76
-----------------------------------------------------------------------------------------------------------------------------
Turner Emerging Growth Fund - Investor Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,116.00       1.40           7.43
   Hypothetical 5% Return                                                  1,000.00       1,018.05       1.40           7.08
-----------------------------------------------------------------------------------------------------------------------------
Turner International Core Growth Fund - Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,199.40       1.10           6.06
   Hypothetical 5% Return                                                  1,000.00       1,019.55       1.10           5.57
-----------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Fund - Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,155.00       0.69           3.73
   Hypothetical 5% Return                                                  1,000.00       1,021.61       0.69           3.50
-----------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Fund - Investor Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,153.30       0.94           5.07
   Hypothetical 5% Return                                                  1,000.00       1,020.36       0.94           4.76
-----------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Value Fund - Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,066.30       0.69           3.57
   Hypothetical 5% Return                                                  1,000.00       1,021.61       0.69           3.50
-----------------------------------------------------------------------------------------------------------------------------

                                                                         BEGINNING       ENDING                    EXPENSES
                                                                          ACCOUNT        ACCOUNT     ANNUALIZED      PAID
                                                                           VALUE          VALUE        EXPENSE      DURING
                                                                          4/1/07         9/30/07       RATIOS       PERIOD*
-----------------------------------------------------------------------------------------------------------------------------
Turner Midcap Equity Fund - Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                  $   1,000.00   $   1,052.20       0.90%    $     4.63
   Hypothetical 5% Return                                                  1,000.00       1,020.56       0.90           4.56
-----------------------------------------------------------------------------------------------------------------------------
Turner Midcap Equity Fund - Investor Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,047.40       1.15           5.90
   Hypothetical 5% Return                                                  1,000.00       1,019.30       1.15           5.82
-----------------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund - Investor Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,184.00       1.17           6.41
   Hypothetical 5% Return                                                  1,000.00       1,019.20       1.17           5.92
-----------------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund - Retirement Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,182.80       1.42           7.77
   Hypothetical 5% Return                                                  1,000.00       1,017.95       1.42           7.18
-----------------------------------------------------------------------------------------------------------------------------
Turner New Enterprise Fund - Investor Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,276.70       1.30           7.42
   Hypothetical 5% Return                                                  1,000.00       1,018.55       1.30           6.58
-----------------------------------------------------------------------------------------------------------------------------
Turner Small Cap Equity Fund - Investor Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,011.10       1.45           7.31
   Hypothetical 5% Return                                                  1,000.00       1,017.80       1.45           7.33
-----------------------------------------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund - Investor Class Shares
-----------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                      1,000.00       1,105.60       1.25           6.60
   Hypothetical 5% Return                                                  1,000.00       1,018.80       1.25           6.33
-----------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period from 4/1/07 - 9/30/07).

64 | TURNER FUNDS 2007 ANNUAL REPORT

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                                            TURNER FUNDS 2007 ANNUAL REPORT | 67

--------------------------------------------------------------------------------

TURNER FUNDS

TURNER FUNDS' TRUSTEES

ALFRED C. SALVATO
Treasurer
Thomas Jefferson University Health Care Pension Fund

JANET F. SANSONE
Consultant

ROBERT E. TURNER
Chairman and Chief Investment Officer
Turner Investment Partners, Inc.

DR. JOHN T. WHOLIHAN
Professor and Dean, College of Business
Loyola Marymount University

INVESTMENT ADVISERS

TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT LLC
Berwyn, Pennsylvania

DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION COMPANY
Oaks, Pennsylvania

ADMINISTRATOR

TURNER INVESTMENT PARTNERS, INC.
Berwyn, Pennsylvania

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
Philadelphia, Pennsylvania

THIS REPORT WAS PREPARED FOR SHAREHOLDERS OF THE TURNER FUNDS. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A TURNER FUNDS' PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION. ALL TURNER FUNDS ARE OFFERED BY PROSPECTUS ONLY.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Board of Trustees of the Turner Funds has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Turner Investment Management LLC ("TIM") (with respect to the Small Cap Equity Fund and Midcap Equity Fund only) and to Turner Investment Partners, Inc. (with respect to each other Fund). TIM and Turner Investment Partners, Inc., will vote such proxies in accordance with their respective proxy policies and procedures, which are included in Appendix B to the SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) via the Funds' website, www.turnerinvestments.com and (ii) on the Commission's website at http://www.sec.gov.

68 | TURNER FUNDS 2007 ANNUAL REPORT

                                        [TURNER FUNDS LOGO]
                                        ----------------------------------------

                                        TURNER FUNDS
                                        P.O. Box 219805
                                        Kansas City, MO 64121-9805
                                        Telephone: 1-800-224-6312
                                        Email: mutualfunds@turnerinvestments.com
                                        Web Site: www.turnerinvestments.com

TUR-AR-002-0304

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Turner Funds has determined that the Board's Audit Committee does not have an "audit committee financial expert," as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert," the Board determined that none of the members of the audit committee possessed all five attributes in the definition, although some members of the Audit Committees possessed some of the attributes. The Board also determined that the Audit Committee members have general financial expertise, and given the size and types of the Turner Funds and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the Audit Committee members lacked any necessary skill to serve on the Audit Committee.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP ("KPMG") Related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2007                                                   2006
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $214,500            N/A               N/A             $186,000            N/A               N/A
        Fees (1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Related    N/A               N/A               N/A               N/A               N/A               N/A
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees       $48,400             N/A               N/A               N/A               N/A               N/A
        (2)
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A             $35,307             N/A               N/A               N/A               N/A
        Other
        Fees (3)
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include fees related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2) Tax fees for 2007 consist of tax compliance services for the Trust. These services primarily included review of federal income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.
(3) All Other Fees consist of fees for services provided in connection with an assessment of the advisor's anti-money laundering program.

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the registrant.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

       ---------------------------- ----------------- ----------------
                                         2007              2006
       ---------------------------- ----------------- ----------------
       Audit-Related Fees                0.00%             0.00%
       ---------------------------- ----------------- ----------------
       Tax Fees                          0.00%             0.00%
       ---------------------------- ----------------- ----------------
       All Other Fees                    0.00%             0.00%
       ---------------------------- ----------------- ----------------

(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $83,707 and $0 for 2007 and 2006, respectively, as described above.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since the registrant's last proxy solicitation.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days of the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1)   Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                          Turner Funds


By (Signature and Title)              /s/ Thomas R. Trala, Jr.
                                      -------------------------------
                                      Thomas R. Trala, Jr., President

Date: December 5, 2007





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)              /s/ Thomas R. Trala, Jr.
                                      -------------------------------
                                      Thomas R. Trala, Jr., President

Date: December 5, 2007


By (Signature and Title)              /s/ Michael Lawson
                                      ------------------------------
                                      Michael Lawson, Controller and
                                      Chief Financial Officer

Date: December 5, 2007